Exhibit 99.1

              QUARTERLY SUPPLEMENTAL DISCLOSURE
                        JUNE 30, 2003

                      Table of Contents
                                                                 Page

                     Section I - Overview

Company Information                                               2

Portfolio Snapshot                                                3

Organizational Chart                                              4

Management Team                                                   5

              Section II - Financial Information

Market Capitalization                                             6

Shareholder Information                                           7

Operating Statements - Consolidated                               8

Operating Statements - Joint Venture Activity                     9

Operating Statements - Activity by Source                         10

Operating Statements - Current v. Historical                      11

Net Operating Income - Same Property Performance                  12

Funds from Operations ("FFO") and Adjusted FFO ("AFFO")           13

Capital Expenditures                                              14

Balance Sheets                                                    15

Selected Operating Ratios                                         16

Debt Analysis - Consolidated                                      17

Debt Maturity Schedule                                            19

Unencumbered Properties                                           20



                                                                 Page

                 Section III - Joint Venture - Acadia Strategic Opportunity Fund

     Overview                                                     21

     Joint Venture Properties - Detail                            22

     Kroger/Safeway Locations                                     23

     Top 10 Joint Venture Tenants                                 24

                Section IV - Portfolio Information

     Properties  - Overview                                       25

     Properties by Region - Summary                               28

     Properties by State - Summary                                29

     Properties - Detail                                          30

     Leasing Production                                           33

     Top 10 Tenants - Consolidated                                34

     Anchor Tenant Detail                                         35

     Anchor Lease Expirations - 2003 through 2005                 39

     Lease Expirations                                            40

     Property Demographics                                        46

     Properties under Redevelopment                               47

     Residential Properties                                       48



     See acadiarealty.com for current news as well as additional property details and financial information


                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this Supplementary Disclosure constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: general economic and business conditions, which will, among other things, affect demand for rental space, the availability and creditworthiness of prospective tenants, lease rents and the availability of financing; adverse changes in the Company's real estate markets, including, among other things, competition with other companies; risks of real estate development and acquisition; governmental actions and initiatives; and environmental/safety requirements.

               QUARTERLY SUPPLEMENTAL DISCLOSURE
                         JUNE 30, 2003

                   Company Information

Acadia Realty Trust, headquartered in White Plains, NY, is a fully integrated and self-managed real estate investment trust which specializes in the acquisition, redevelopment and operation of shopping centers which are anchored by grocery and value-oriented retail. Acadia currently owns (or has interests in) and operates 62 properties totaling approximately 9 million square feet, located in the Northeast, Mid-Atlantic and Midwest United States.

All of Acadia's assets are held by, and all its operations are conducted through, Acadia Realty Limited Partnership (and its majority-owned subsidiaries) which is currently 95% controlled by Acadia.


Corporate Headquarters                    1311 Mamaroneck Avenue                Investor Relations   Jon Grisham
                                          Suite 260                                                  Vice President
                                          White Plains, NY 10605                                     (914) 288-8100
                                                                                                     jgrisham@acadiarealty.com

New York Stock Exchange                   Symbol AKR                            Web Site             www.acadiarealty.com


Analyst Coverage                          Mercury Partners LLC                             Citigroup - Smith Barney
                                          Paul Adornato, CFA - (203) 769-2982              Jonathan Litt - (212) 816-0231
                                          padornato@mercuryrealestate.com                  jonathan.litt@citigroup.com
                                                                                           Ross Nussbaum - (212)816-1685
                                                                                           ross.nussbaum@citigroup.com
                                                                                           David Carlisle - (212) 816-1382
                                          RBC Capital Markets:                             david.s.carlisle@citigroup.com
                                          Jay Leupp - (415) 633-8588
                                          jay.leupp@rbccm.com                              J.P. Morgan Securities, Inc.
                                          David Ronco - (415) 633-8566                     Michael W. Mueller, CFA (212) 622-6689
                                          david.ronco@rbccm.com                            michael.w.mueller@jpmorgan.com

Portfolio Snapshot

[GRAPHIC]


Retail Base Rent by State

[GRAPHIC]

Management Team

[GRAPHIC]

              QUARTERLY SUPPLEMENTAL DISCLOSURE
                        MARCH 31, 2003

            Executive Management Team


Kenneth F. Bernstein   Chief Executive Officer and
                            President

     Mr. Bernstein is responsible for strategic planning as well as overseeing all day to day activities of the Company including operations, acquisitions and capital markets. Mr. Bernstein served as the Chief Operating Officer of RD Capital, Inc. from 1990 until the merger of RD Capital with Mark Centers Trust in August of 1998, forming Acadia Realty Trust. In such capacity, he was responsible for overseeing the day-to-day operations of RD Capital and its management companies, Acadia Management Company LLC and Sound View Management LLC. Prior to joining RD Capital, Mr. Bernstein was an associate with the New York law firm of Battle Fowler, LLP, from 1986 to 1990. Mr. Bernstein received his Bachelor of Arts Degree from the University of Vermont and his Juris Doctorate from Boston University School of Law.



Joel Braun                 Senior Vice President,
                                Acquisitions

     Mr. Braun is responsible for the sourcing and financial analysis of acquisition properties for Acadia. Previously, Mr. Braun was Director of Acquisitions and Finance for Rosenshein Associates, a regional shopping center developer based in New Rochelle, New York. During this time, Mr. Braun was instrumental in the initiation and formation of Kranzco Realty Trust, a publicly traded REIT. Mr. Braun holds a Bachelor's in Business Administration from Boston University and a Master's Degree in Planning from John Hopkins University.


Joseph Hogan           Senior Vice President,
                      Director of Construction

     Most recently, Mr. Hogan served as Vice President with Kimco Realty Corporation (NYSE:KIM), where he was responsible for business development and management of all retail and commercial construction projects for Kimco, in addition to outside customers and development companies. Prior to joining Kimco, he was with Konover Construction Company, a subsidiary of Konover & Associates located in West Hartford, Connecticut, where he was responsible for construction projects throughout the eastern half of the United States.


Robert Masters, Esq.       Senior Vice President,
                             General Counsel,
                             Corporate Secretary

     Prior to joining Acadia in December 1994, Mr. Masters was General Counsel for API Asset Management for over five years, Senior Vice President Deputy General Counsel for European American Bank from 1985 to 1990, and Vice President and Counsel for National Westminster Bank from 1977 to 1985. Mr. Masters received his Bachelor of Arts from the City University of New York and a J.D. from New York University Law School. Mr. Masters is also a member of the New York Bar.


Joseph M. Napolitano,      Senior Vice President,
CPM                        Property Management

     Mr. Napolitano is responsible for overseeing the retail property management department for Acadia Realty Trust. Prior to joining Acadia in 1995, Mr. Napolitano was employed by Rosen Associates Management Corp. as a Senior Property Manager overseeing a national portfolio of community shopping centers, and Roebling Management Co. as a Property Manager responsible for neighborhood and community shopping centers nationally. Mr. Napolitano holds a Bachelor's in Business Administration from Adelphi University, Garden City, NY; and is a Certified Property Manager by the Institute of Property Management (IREM). Mr. Napolitano is also a member of the New York State Association of Realtors (NYSAR) International Council of Shopping Center (ICSC), Commercial Investment Real Estate Institute (CIREI), and the Building Owners and Managers Institute
(BOMI).


Michael Nelsen             Senior Vice President,
                            Chief Financial Officer

     Mr. Nelsen oversees all the financial activities and asset management functions. Mr. Nelsen was most recently President of G. Soros Realty, Inc. and Director of Real Estate for Soros Private Funds Management LLC. His responsibilities included asset/portfolio management of real estate operations, financial reporting, financings, asset acquisitions and dispositions. Previously, he was a partner in the public accounting firm of David Berdon & Co. Mr. Nelsen has been a Certified Public Accountant since 1971.


Joseph Povinelli           Senior Vice President,
                                Leasing

     Mr. Povinelli joined Acadia in 1999 with 19 years of retail leasing experience. Since 1987 Mr. Povinelli had served as regional real estate representative for Vornado Realty Trust, a New Jersey based Real estate investment trust, and was responsible for the day to day leasing activity of approximately 3 million square feet of the strip shopping center portfolio. Prior to this he served as leasing representative for Net Properties Management, Great Neck, New York, responsible for leasing of the strip shopping center and office building portfolio of the mid-atlantic and southeast regions of the company. Mr. Povinelli received a Bachelor of Science degree in Finance and Economics from C.W. Post College of Long Island Universty.


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2003

         Total Market Capitalization


                                                                    Percent of
                                                Percent of          Total Market
            (amounts in thousands)               Total Equity       Capitalization

Total Common Shares Outstanding                    94.6%             27,234 1
Common Operating Partnership ("OP") Units          4.6%              1,326
                                                                     -----
Combined Common Shares and OP Units                                  28,560

Market Price at June 30, 2003                                       $ 9.15
                                                                    ------

Equity Capitalization - Common Shares and OP Units                  261,324

Preferred OP Units - at cost 2                     0.8%              2,212
                                                   ----              -----

Total Equity Capitalization                       100.0%            263,536   56.9%
                                                  ======

Debt Capitalization                                                199,691    43.1%
                                                                   --------   -----

Total Market Capitalization                                      $ 463,227    100.0%
                                                                 ==========   ======


Total Market Capitalization
[GRAPHIC]




              Weighted Average Outstanding Common Shares and O.P. Units

                                                  Common
                                                  Shares       O.P. Units     Total

---------------------------------------------------------------------------------------

Quarter ended June 30, 2003          - Basic      26,387,010      2,074,017 28,461,027
Quarter ended June 30, 2003          - Diluted    27,175,713      2,074,017 29,249,730

Six months ended June 30, 2003    - Basic         25,884,843      2,563,571 28,448,414
Six months ended June 30, 2003    - Diluted       26,557,627      2,563,571 29,121,198
---------------------------------------------------------------------------------------


Quarter ended June 30, 2002          - Basic      24,775,053      3,648,355 28,423,408
Quarter ended June 30, 2002          - Diluted    25,252,842      3,648,355 28,901,197

Six months ended June 30, 2002    - Basic         25,571,325      4,011,813 29,583,137
Six months ended June 30, 2002    - Diluted       26,015,225      4,011,813 30,027,037




1 As of June 30, 2003, the Company had purchased 1,826,265 shares (net of reissuance of 228,340 shares) under its Stock Repurchase P above at their stated cost of $1,000 per unit.

2 In connection with the acquisition of the Pacesetter Park Shopping Center in 1999, the Company issued 2,212 Preferred OP Units which are reflected

3 Fixed-rate debt includes $86.9 million of notional principal fixed through interest rate swap transactions and conversely, variabl amount.

                             QUARTERLY SUPPLEMENTAL DISCLOSURE
                                       JUNE 30, 2003

                             Shareholder Information
                             (amounts in thousands)



         Ten Largest Institutional/Non-Retail Shareholders 1             Percent of Out-
                                                            Common        standing Common
Shareholder                                               Shares Held     Shares

Yale University 2                                               8,422      30.9%
Stanford University                                             2,133      7.8%
The Vanderbilt University                                       1,347      4.9%
Harvard Private Capital Realty, Inc.                            1,340      4.9%
Wellington Management                                           1,212      4.5%
Carnegie Corporation of New York                                  943      3.5%
LaSalle Investment Management                                     503      1.8%
Yale University Retirement Plan                                   404      1.5%
First Manhattan Capital Management                                352      1.3%
ABP                                                              333       1.2%
                                                                 ----      ----
Total of Ten Largest Institutional Shareholders               16,989       62.4%
                                                              =======      =====

Total of all Institutional Shareholders                       19,075       70.0%
                                                              =======      =====


                        Operating Partnership
                          Unit Information


                                                            Percent
                                                            of Total O.P. Units

Institutional O.P. Unit Holders                         -     0.0%
Employee/Trustee O.P. Unit Holders                  1,068    80.5%
Other O.P. Unit Holders                               258    19.5%
                                                     ----    -----

Total O.P. Units                                   1,326    100.0%
                                                   ======   ======


            Management and Trustee Ownership

Common Shares (not including options)                250
O.P. Units (see above)                             1,068
                                                   -----

                                                   1,318


1 Based on Schedule 13F filings with the U.S. Securities and Exchange Commission

2 The Company and Yale University have established a voting trust whereby all shares that Yale University owns in excess of 30% of the Company's outstanding Common Shares, will be voted in the same proportion (excluding
    Yale) as all other shares voted.


Total Share/O.P. Unit Ownership (Combined)

[GRAPHIC]



     QUARTERLY SUPPLEMENTAL DISCLOSURE
               JUNE 30, 2003


 Statements of Operations - Consolidated 1
-------------------------------------------
     Current Quarter and Year-to-Date
-------------------------------------------
              (in thousands)
                                            ----------------------- ----------------------- -----------------------

                                             Year-to-Date           Current Quarter            Previous
                                                                                                Quarter

                                            6 months                3 months                3 months
                                            ended June 30,          ended June 30,          ended March 31,
                                               2003                    2003                    2003
                                            ----------------------- ----------------------- -----------------------

                                            Wholly  JV's 2  Total   Wholly  JV's 2  Total   Wholly  JV's 2  Total
                                              Owned                   Owned                   Owned
                                            ----------------------- ----------------------- -----------------------

PROPERTY REVENUES
Minimum rents                               $24,245 $3,813 $28,058  $12,389 $2,093 $14,482  $11,856 $1,720 $13,576
Percentage rents                                389      1     390       95    (11)     84      294     12     306
Expense reimbursements                        6,613    978   7,591    2,896    455   3,351    3,717    523   4,240
Other property income                           312     30     342      161     12     173      151     18     169
                                            ----------------------- ----------------------- -----------------------
                                             31,559  4,822  36,381   15,541  2,549  18,090   16,018  2,273  18,291
                                            ----------------------- ----------------------- -----------------------

PROPERTY EXPENSES
Property operating                            7,596    653   8,249    3,330    292   3,622    4,266    361   4,627
Real estate taxes                             4,009    430   4,439    1,812    227   2,039    2,197    203   2,400
                                            ----------------------- ----------------------- -----------------------
                                             11,605  1,083  12,688    5,142    519   5,661    6,463    564   7,027
                                            ----------------------- ----------------------- -----------------------

NET OPERATING INCOME - PROPERTIES            19,954  3,739  23,693   10,399  2,030  12,429    9,555  1,709  11,264


OTHER INCOME (EXPENSE)
General and administrative                   (5,145)    (1) (5,146)  (2,449)    (1) (2,450)  (2,696)     -  (2,696)
Abandoned project costs                           -      -       -        -      -       -        -      -       -
Lease termination income                          -      -       -        -      -       -        -      -       -
Interest income                                 414     20     434      164      -     164      250     20     270
Asset and property management income            929      -     929      531      -     531      398      -     398
Property management expense                    (147)     -    (147)     (59)     -     (59)     (88)     -     (88)
Straight-line rent income                       470   (359)    111      229   (221)      8      241   (138)    103
Straight-line rents written off                   -      -       -        -      -       -        -      -       -
Other income                                  1,218      -   1,218        -      -       -    1,218      -   1,218
                                            ----------------------- ----------------------- -----------------------

EBIDTA                                       17,693  3,399  21,092    8,815  1,808  10,623    8,878  1,591  10,469

Depreciation and amortization                (7,489)(1,035) (8,524)  (3,888)  (565) (4,453)  (3,601)  (470) (4,071)
Interest expense                             (5,531)(1,216) (6,747)  (2,805)  (648) (3,453)  (2,726)  (568) (3,294)
Impairment of real estate                         -      -       -        -      -       -        -      -       -
Gain on sale of properties                    1,212      -   1,212        -      -       -    1,212      -   1,212
                                            ----------------------- ----------------------- -----------------------

Income before minority interest               5,885  1,148   7,033    2,122    595   2,717    3,763    553   4,316

Minority interest                            (1,025)  (102) (1,127)    (231)   (43)   (274)    (794)   (59)   (853)
                                            ----------------------- ----------------------- -----------------------

NET INCOME                                   $4,860 $1,046  $5,906   $1,891   $552  $2,443   $2,969   $494  $3,463
                                            ======================= ======================= =======================

1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods.

2 The Company currently invests in two JV's. The first is a 22% interest in Acadia Strategic Opportunity Fund ("Acadia Acquisition"). The second JV is a 49% interest in a 311,000 square foot shopping center located in White
     Plains, NY. See "Statement of Operations - Joint Venture Activity" for additional detail.





      QUARTERLY SUPPLEMENTAL DISCLOSURE
               JUNE 30, 2003


  Statements of Operations - Joint Venture
                 Activity  1
---------------------------------------------
Current Quarter and Year-to-
            Date
----------------------------
 (in thousands)
                 ------------------------------------------ ---------------------------------------- -------------------------------

                    Year-to-Date                             Current Quarter                               Previous Quarter

                      6 months                                   3 months                                 3 months
                   ended June 30,                             ended June 30,                               ended March 31,
                       2003                                       2003                                     2003
                 ------------------------------------------ ---------------------------------------- -------------------------------
                   Acadia    Pro-             Pro-   Pro-     Acadia    Pro-            Pro-  Pro-     Acadia    Pro-      Pro- Pro-
                              rata             rata   rata               rata            rata  rata               rata     rata rata
                 Acquisition share Crossroads share  Total  Acquisition share Crossroadsshare Total  Acquisition share Cross-
                                                                                                                        roads
                                                                                                                         share Total
                 ------------------------------------------ ---------------------------------------- -------------------------------

PROPERTY REVENUES
Minimum rents       $11,107 $2,469    $2,742 $1,344 $3,813   $6,372 $1,416  $1,381 $677 $2,093   $4,735 $1,053  $1,361 $667 $1,720
Percentage rents          5      1         -      -      1        -      -     (22) (11)   (11)       5      1      22   11     12
Expense
 reimbursements       1,638    364     1,253    614    978      662    147     628  308    455      976    217     625  306    523
Other property
 income                  69     15        32     15     30       24      5      15    7     12       45     10      17    8     18
                 ------------------------------------------ ----------------------------------- -----------------------------------
                     12,819  2,849     4,027  1,973  4,822    7,058  1,568   2,002  981  2,549    5,761  1,281   2,025  992  2,273
                 ------------------------------------------ ----------------------------------- -----------------------------------

PROPERTY EXPENSES
Property
 operating            1,806    401       514    252    653      856    190     208  102    292      950    211     306  150    361
Real estate taxes       443     98       678    332    430      248     55     351  172    227      195     43     327  160    203
                 ------------------------------------------ ----------------------------------- -----------------------------------
                      2,249    499     1,192    584  1,083    1,104    245     559  274    519    1,145    254     633  310    564
                 ------------------------------------------ ----------------------------------- -----------------------------------

NET OPERATING
 INCOME -
 PROPERTIES          10,570  2,350     2,835  1,389  3,739    5,954  1,323   1,443  707  2,030    4,616  1,027   1,392  682  1,709


OTHER INCOME
 (EXPENSE)
General and
 administrative          (7)    (1)        -      -     (1)         (6)    (1)        -    -     (1)       (1)     -   -    -   -
Abandoned project
 costs                    -      -         -      -      -           -      -         -    -      -         -      -   -    -   -
Lease termination
 income                   -      -         -      -      -           -      -         -    -      -         -      -   -    -   -
Interest income          90     20         -      -     20           2      -         -    -      -        88     20   -    -  20
Asset and
 property
 management
 income                   -      -         -      -      -           -      -         -    -      -         -      -   -    -   -
Asset and
 property
 management
 expense 2           (1,044)     -         -      -      -        (602)     -         -    -      -      (442)     -   -    -   -
Straight-line
 rent income         (1,745)  (388)       60     29   (359)     (1,116)  (248)       55   27   (221)     (629)  (140)  5    2 (138)
Straight-line
 rents written
 off                      -      -         -      -      -           -      -         -    -      -         -      -   -    -  -
Other income              -      -         -      -      -           -      -         -    -      -         -      -   -    -  -
                 ------------------------------------------ ---------------------------------------- -------------------------------

EBIDTA                7,864  1,981     2,895  1,418  3,399       4,232  1,074     1,498  734  1,808     3,632  907 1,397  684 1,591

Depreciation and
 amortization 3      (3,147)  (700)     (284)  (335)(1,035)     (1,781)  (396)     (145)(169)  (565)   (1,366)(304) (139)(166) (470)
Interest expense
 3                   (2,759)  (613)   (1,286)  (603)(1,216)     (1,554)  (345)     (647)(303)  (648)   (1,205)(268) (639)(300) (568)
Impairment of
 real estate              -      -         -      -      -           -      -         -    -      -         -    -     -    -     -
Gain on sale of
 properties               -      -         -      -      -           -      -         -    -      -         -    -     -    -     -
                 ------------------------------------------ ------------------------------------------------------------------------

Income before
 minority
 interest             1,958    668     1,325    480  1,148         897    333       706  262    595    1,061    335   619  218  553

Minority interest         -    (60)        -    (42)  (102)          -    (24)        -  (19)   (43)       -    (36)    -  (23) (59)
                 ------------------------------------------ ---------------------------------------- ------------------------------

NET INCOME           $1,958   $608    $1,325   $438 $1,046        $897   $309      $706 $243   $552   $1,061   $299  $619 $195 $494
                 ========================================== ======================================== ==============================


1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods.

The Company currently invests in two JV's. The first is a 22% interest in Acadia Strategic Opportunity Fund ("Acadia Acquisition"), which owns, or has an ownership interest in 30 properties totalling approximately 2,044,000 square feet. The second JV investment is a 49% interest in a 311,000 square foot shopping center located in White Plains, NY ("Crossroads").

2 Acadia Acquisition pays asset management and property management fees to Acadia Realty L.P. As such, the Company does not recognize a pro- rata share of these expenses in its consolidated financial statements.

3 The Company has obtained two interest rate swaps, effectively fixing the interest rate on its pro-rata portion of the mortgage debt from its investment in Crossroads. Acadia's pro-rata share of its interest expense has been adjusted for the effect of these swaps. In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its increased basis in Crossroads.



  QUARTERLY SUPPLEMENTAL DISCLOSURE
    JUNE 30, 2003


Statements of Operations - Activity
 by Source  1
-------------------------------------
    (in thousands)

                      -------------------------------- -------------------------------- --------------------------------

                       Year-to-Date                    Current Quarter                     Previous
                                                                                            Quarter

                      6 months                         3 months                         3 months
                      ended June 30,                   ended June 30,                   ended March 31,
                         2003                             2003                             2003
                      -------------------------------- -------------------------------- --------------------------------

                       Retail Multi- Corporate Total    Retail Multi- Corporate Total    Retail Multi- Corporate Total
                               Family                           Family                           Family
                      -------------------------------- -------------------------------- --------------------------------

PROPERTY REVENUES
Minimum rents         $24,676 $3,382       $- $28,058  $12,783 $1,699       $- $14,482  $11,893 $1,683       $- $13,576
Percentage rents          390      -        -     390       84      -        -      84      306      -        -     306
Expense reimbursements  7,591      -        -   7,591    3,351      -        -   3,351    4,240      -        -   4,240
Other property income     136    206        -     342       85     88        -     173       51    118        -     169
                      -------------------------------- -------------------------------- --------------------------------
                       32,793  3,588        -  36,381   16,303  1,787        -  18,090   16,490  1,801        -  18,291
                      -------------------------------- -------------------------------- --------------------------------

PROPERTY EXPENSES
Property operating      6,550  1,699        -   8,249    2,683    939        -   3,622    3,867    760        -   4,627
Real estate taxes       4,281    158        -   4,439    1,957     82        -   2,039    2,324     76        -   2,400
                      -------------------------------- -------------------------------- --------------------------------
                       10,831  1,857        -  12,688    4,640  1,021        -   5,661    6,191    836        -   7,027
                      -------------------------------- -------------------------------- --------------------------------

NET OPERATING INCOME -
 PROPERTIES            21,962  1,731        -  23,693   11,663    766        -  12,429   10,299    965        -  11,264


OTHER INCOME (EXPENSE)
General and
 administrative             -      -   (5,146) (5,146)       -      -   (2,450) (2,450)       -      -   (2,696) (2,696)
Abandoned project
 costs                      -      -        -       -        -      -        -       -        -      -        -       -
Lease termination
 income                     -      -        -       -        -      -        -       -        -      -        -       -
Interest income             -      -      434     434        -      -      164     164        -      -      270     270
Asset and property
 management income          -      -      929     929        -      -      531     531        -      -      398     398
Other property
 management fees          (42)  (105)       -    (147)     (21)   (38)       -     (59)     (21)   (67)       -     (88)
Straight-line rent
 income                   111      -        -     111        8      -        -       8      103      -        -     103
Straight-line rents
 written off                -      -        -       -        -      -        -       -        -      -        -       -
Other income            1,218      -        -   1,218        -      -        -       -    1,218      -        -   1,218
                      -------------------------------- -------------------------------- --------------------------------

EBIDTA                 23,249  1,626   (3,783) 21,092   11,650    728   (1,755) 10,623   11,599    898   (2,028) 10,469

Depreciation and
 amortization          (7,728)  (649)    (147) (8,524)  (4,049)  (328)     (76) (4,453)  (3,679)  (321)     (71) (4,071)
Interest expense       (5,980)  (767)       -  (6,747)  (3,070)  (383)       -  (3,453)  (2,910)  (384)       -  (3,294)
Impairment of real
 estate                     -      -        -       -        -      -        -       -        -      -        -       -
Gain on sale of
 properties             1,212      -        -   1,212        -      -        -       -    1,212      -        -   1,212
                      -------------------------------- -------------------------------- --------------------------------

Income before minority
 interest              10,753    210   (3,930)  7,033    4,531     17   (1,831)  2,717    6,222    193   (2,099)  4,316

Minority interest      (1,464)   (22)     359  (1,127)    (406)    (1)     133    (274)  (1,058)   (21)     226    (853)
                      -------------------------------- -------------------------------- --------------------------------

NET INCOME             $9,289   $188  $(3,571) $5,906   $4,125    $16  $(1,698) $2,443   $5,164   $172  $(1,873) $3,463
                      ================================ ================================ ================================


1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods.



    QUARTERLY SUPPLEMENTAL DISCLOSURE
              JUNE 30, 2003


 Statements of Operations - Current v.
               Historical 1
-----------------------------------------
(in thousands)

                --------------------------------------------------------------- --------------------------------- ------------------

                Current Quarter                             Historical          Current Year-to-Date                Historical Year-
                                                              Quarter                                                        to-Date

                   3 months                       3 months                     6 months                          6 months
                ended June 30,                   ended June                 ended June 30,                    ended June 30,
                                                     30,
                   2003                            2002                        2003                              2002
                --------------------------------------------------------------------------------------------- ----------------------
                                  Discontinued                  Discontinued                      Discontinued         Discontinued
                Wholly  JV's 2 Operations Total Wholly  JV's Operations Total   Wholly  JV's 2 Operations Total Wholly JV's Opera-
                  Owned             3             Owned           3               Owned             3             Owned  tions Total
                                                                                                                                3
                --------------------------------------------------------------- --------------------------------- ------------------

PROPERTY
 REVENUES
Minimum rents   $12,389 $2,093 $- $14,482  $11,690 $613 $1,075 $13,378  $24,245 $3,813   $- $28,058  $23,247 $1,215 $3,973 $28,435
Percentage
 rents               95    (11) -      84      122   12    117     251      389      1    -     390      441     57    338     836
Expense
 reimbursements   2,896    455  -   3,351    2,741  207    301   3,249    6,613    978    -   7,591    5,266    416    934   6,616
Other property
 income             161     12  -     173      144    9    176     329      312     30    -     342      309     19    210     538
                -------------------------- ---------------------------- ---------------------------- ------------------------------
                 15,541  2,549  -  18,090   14,697  841  1,669  17,207   31,559  4,822    -  36,381   29,263  1,707  5,455  36,425
                -------------------------- ---------------------------- ---------------------------- ------------------------------

PROPERTY
 EXPENSES
Property
 operating        3,330    292  -   3,622    2,528   87    312   2,927    7,596    653    -   8,249    5,203    185    999   6,387
Real estate
 taxes            1,812    227  -   2,039    2,170  155    187   2,512    4,009    430    -   4,439    4,090    310    719   5,119
                -------------------------- ---------------------------- ---------------------------- ------------------------------
                  5,142    519  -   5,661    4,698  242    499   5,439   11,605  1,083    -  12,688    9,293    495  1,718  11,506
                -------------------------- ---------------------------- ---------------------------- ------------------------------

NET OPERATING
 INCOME -
 PROPERTIES      10,399  2,030  -  12,429    9,999  599  1,170  11,768   19,954  3,739    -  23,693   19,970  1,212  3,737  24,919


OTHER INCOME
 (EXPENSE)
General and
 administrative  (2,449)    (1)        -  (2,450)  (2,802)   -      -  (2,802)  (5,145) (1)  -  (5,146)  (5,127)   -    -  (5,127)
Abandoned
 project costs        -      -         -       -        -    -      -       -        -   -   -       -        -    -    -       -
Lease
 termination
 income               -      -         -       -      145    -      -     145        -   -   -       -    3,945    -    -   3,945
Interest income     164      -         -     164      510    -      7     517      414  20   -     434      935    -   21     956
Asset and
 property
 management
 income             531      -         -     531      310    -      -     310      929   -   -     929      641    -    -     641
Property
 management
 expense            (59)     -         -     (59)     (40)   -      -     (40)    (147)  -   -    (147)     (80)   -    -     (80)
Straight-line
 rent income        229   (221)        -       8      202   (9)   (23)    170      470 (359)  -     111      474  (25) (14)    435
Straight-line
 rents written
 off                  -      -         -       -     (100)   -      -    (100)       -  -   -       -     (100)    -    -    (100)
Other income          -      -         -       -      159    -      -     159    1,218  -   -   1,218      291     -    -     291
                --------------------------------- ------------------------------- --------------------------- ----------------------

EBIDTA            8,815  1,808         -  10,623    8,383  590  1,154  10,127 17,693  3,399 -  21,092   20,949 1,187   3,744  25,880

Depreciation
 and
 amortization    (3,888)  (565)        -  (4,453)  (3,673)(166)  (436) (4,275)(7,489)(1,035)  -  (8,524)(7,258)(330) (1,446) (9,034)
Interest
 expense         (2,805)  (648)        -  (3,453)  (2,665)(318)  (351) (3,334)(5,531)(1,216)  -  (6,747)(5,426)(633) (1,407) (7,466)
Impairment of
 real estate          -      -         -       -        -    -      -       -        -      -      -       -    -       -       -
Gain on sale of
 properties           -      -         -       -        -    -  1,987   1,987    1,212      -      -   1,212 1,530    -  1,832 3,362
                --------------------------------- ------------------------------- --------------------------------- ----------------

Income before
 minority
 interest         2,122    595         -   2,717    2,045  106  2,354  4,505    5,885  1,148   -   7,033  9,795  224  2,723  12,742

Minority
 interest          (231)   (43)        -    (274)    (367) (14)  (302)  (683)  (1,025)  (102)  -  (1,127)(2,068) (31)  (355) (2,454)
                --------------------------------- --------------------------- ------------------------------------------------------

NET INCOME       $1,891   $552        $-  $2,443   $1,678  $92 $2,052 $3,822   $4,860 $1,046  $-  $5,906 $7,727 $193 $2,368 $10,288
                ================================= =============================== ==================================================


1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods. Certain 2002 quarterly amounts have been reclassified to conform with the presentation of discontinued operations for the year ended December 31, 2002 (see note 3).

2 The Company currently invests in two JV's. The first is a 22% interest in Acadia Strategic Opportunity Fund ("Acadia Acquisition"). The second JV is a 49% interest in a 311,000 square foot shopping center located in White Plains, NY. See "Statement of Operations - Joint Venture Activity" for additional detail.

3 Discontinued operations represent the activity related to all properties sold since January 1, 2002. All of these properties were sold prior to January 1, 2003.



QUARTERLY SUPPLEMENTAL DISCLOSURE
          JUNE 30, 2003

Net Operating Income (NOI) - Same
 Property Performance 1
-----------------------------------------
         (in thousands)             2nd Quarter     Growth in         6 Months     Growth in Same
                                                        Same
                                 ------------------              ------------------
                                                   Property NOI                    Property NOI
                                                         -                               -
                                                                                                  ----------------------
                                                    Continuing                      Continuing
                                                     Operations                      Operations
                                 Current Historical  Favorable   Current Historical  Favorable    No
                                  Quarter  Quarter  (unfavorable)  Year-  Year-to-  (unfavorable)  Print
                                                                  to-Date   Date
                                 ----------------------------------------------------------------

  Reconciliation of total NOI to
               same property NOI:
                                  Three    Three                   Six   Six months                      Three   Three
                                  months   months                 months    ended                        months  months
                                   ended    ended                  ended                                  ended   ended
                                 June 30, June 30,               June 30, June 30,                       March   March
                                                                                                           31,     31,
                                    2003      2002                  2003      2002                         2003    2002
                                 ------------------              ------------------                     ----------------

NOI - Wholly owned properties    $10,399   $11,169               $19,954   $23,707                       $2,567      $-
NOI - Joint Ventures
 (Unconsolidated partnerships)     2,030       599                 3,739     1,212                       13,151       -
                                 ------------------              ------------------                     ----------------
            Total NOI             12,429    11,768                23,693    24,919                       15,718       -

NOI - Properties Acquired         (1,338)        -                (2,400)        -                       (1,134)      -
NOI - Redevelopment Properties    (1,172)     (375)               (2,016)     (719)                        (855)   (309)
NOI - Properties Sold / Held for
 sale  ("Discontinued
 Operations")                          -    (1,170)                    -    (3,734)                           -  (2,564)
                                 ------------------              ------------------                     ----------------

                                  $9,919   $10,223        -3.0%  $19,277   $20,466         -5.8%        $13,729 $(2,873)
                                 ==============================  ===============================        ================


      Same property NOI by portfolio component and
                                 revenues/expenses:

                                  Shopping Center                 Shopping Center                       Shopping Center
                                      Portfolio                       Portfolio                             Portfolio

                         Revenues$13,302   $13,295         0.1%  $27,483   $26,500          3.7%        $14,184 $13,240
                         Expenses  4,145     3,920        -5.7%    9,929     7,866        -26.2%          5,784   3,946
                                 ------------------------------  -------------------------------        ----------------
                                   9,157     9,375        -2.3%   17,554    18,634         -5.8%          8,400   9,294
                                 ------------------------------  -------------------------------        ----------------

                                    Residential                     Residential                           Residential
                                   Properties (2                   Properties (2                         Properties (2
                                     properties)                     properties)                           properties)

                         Revenues  1,783     1,730         3.1%    3,581     3,467          3.3%          1,798   1,737
                         Expenses  1,021       882       -15.8%    1,858     1,635        -13.6%            837     753
                                 ------------------------------  -------------------------------        ----------------
                                     762       848       -10.1%    1,723     1,832         -5.9%            961     984
                                 ------------------------------  -------------------------------        ----------------

                                  $9,919   $10,223        -3.0%  $19,277   $20,466         -5.8%         $9,361 $10,278
                                 ==============================  ===============================        ================


1 The above amounts includes the pro-rata activity related to the Company's joint ventures.





                          QUARTERLY SUPPLEMENTAL DISCLOSURE
                             JUNE 30, 2003


                       Funds from Operations ("FFO") 1
------------------------------------------------------------------------------
                             (in thousands)                                              2003              2002


                                                                              -------- -------
                                                                              Current  Current Previous Historic Historic
                                                                              Year-to- Quarter Quarter  Year-to- Quarter
                                                                                Date                      Date

                                                                              6 months   3     3 months 6 months 3 months
                                                                                ended   months   ended    ended   ended
                                                                                        ended
                     Funds from operations ("FFO"):                      Notes June 30, June    March   June 30, June 30,
                                                                                2003     30,     31,      2002    2002
                                                                                         2003    2003
-------------------------------------------------------------------------                               ----------------

Net Income                                                                     $5,906  $2,443   $3,463  $10,288  $3,822
Add back:
Depreciation of real estate and amortization of leasing costs:
     Wholly owned and consolidated subsidiaries                                 6,970   3,571    3,399    8,140   3,801
     Unconsolidated subsidiaries                                                1,010     551      459      316     159
Income attributable to Operating Partnership units                          2     641     203      438    1,704     588
Impairment of real estate                                                           -       -        -        -       -
Gain on sale of properties                                                  3       -       -        -   (1,832) (1,987)
                                                                              -------- ------- -------- ----------------
                                                                               14,527   6,768    7,759   18,616   6,383
Less: FFO related to discontinued operations                                4       -       -        -   (2,299)   (791)
                                                                              -------- ------- -------- ----------------

                                             FFO - Continuing Operations    6 $14,527  $6,768   $7,759  $16,317  $5,592
                                                                              ======== ======= ======== ================

                       Adjusted Funds from operations ("AFFO"):
======================================================================================
FFO                                                                           $14,527  $6,768   $7,759
Straight line rent                                                               (111)     (8)    (103)
Non real-estate depreciation                                                      147      76       71
Amortization of finance costs                                                     388     246      142
Tenant improvements                                                              (506)   (160)    (346)
Leasing commissions                                                               (54)     (9)     (45)
Capital expenditures                                                           (1,628)   (882)    (746)
                                                                              -------- ------- --------

                                                                    AFFO      $12,763  $6,031   $6,732
                                                                              ======== ======= ========

                       Funds Available for Distribution ("FAD")
======================================================================================
AFFO                                                                          $12,763  $6,031   $6,732
Scheduled prinicpal repayments                                                 (2,410) (1,185)  (1,225)
                                                                              -------- ------- --------

                                                                     FAD      $10,353  $4,846   $5,507
                                                                              ======== ======= ========


FFO per share - Basic
    FFO per share                                                         5,6   $0.51   $0.24    $0.27    $0.62   $0.22
                                                                              ======== ======= ======== ================
    FFO per share - Continuing operations                                 5,6   $0.51   $0.24    $0.27    $0.64   $0.20
                                                                              ======== ======= ======== ================

FFO per share - Diluted
    FFO per share                                                         5,6   $0.50   $0.23    $0.27    $0.62   $0.22
                                                                              ======== ======= ======== ================
    FFO per share - Continuing operations                                 5,6   $0.50   $0.23    $0.27    $0.54   $0.20
                                                                              ======== ======= ======== ================

 AFFO per share - Basic                                                   5,6   $0.45   $0.21    $0.24
                                                                              ======== ======= ========
 AFFO per share - Diluted                                                 5,6   $0.44   $0.21    $0.24
                                                                              ======== ======= ========

 FAD per share - Basic                                                    5,6   $0.36   $0.17    $0.19
                                                                              ======== ======= ========
 FAD per share - Diluted                                                  5,6   $0.36   $0.17    $0.19
                                                                              ======== ======= ========


1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

2    Reflects OP Unitholders interest in OP net income.

3 FFO for the quarter ended March 31, 2002 has been restated to include the $957 gain from the sale of undepreciated property (net of minority interest of $573). FFO for the quarter ended March 31, 2003 includes a $659 gain on the sale of undepreciated property.

4 Discontinued operations represent the activity related to all properties sold since January 1, 2001.

5 Assumes full conversion of O.P. Units into Common Shares. Diluted FFO assumes conversion of Preferred O.P. Units as well as assumed exercise of outstanding share options. Quarterly Preferred OP Unit distributions of $50 are added back for the purposes of calculating diluted FFO. Refer to "Market Capitalization" for weighted-average basic and diluted shares.

6 FFO for the quarter ended March 31, 2002 includes $3,800 ($0.13 per share) of lease termination income received during the period and FFO for the quarter ended March 31, 2003 includes a $1,218 ($0.04 per share) lump sum rent payment in connection with a tenant's assignment of an anchor lease at the Branch Plaza.





          QUARTERLY SUPPLEMENTAL
                 DISCLOSURE
               JUNE 30, 2003

            Capital Expenditures
        ----------------------------

                                                ---------------   ---------------

                                                  Six months       Three months           Three months
                                                     ended             ended                  ended
                                                 June 30, 2003     June 30, 2003         March 31, 2003
                                                ---------------   ---------------   -------------------------


        Leasing Commissions:                               $54                $9                         $45
                                                ---------------   ---------------   -------------------------

        Tenant Improvements:                               506               160                         346
                                                ---------------   ---------------   -------------------------

        Capital Expenditures:
        Retail                                             931               526                         405
        Residential                                        697               356                         341
                                                ---------------   ---------------   -------------------------
                                                         1,628               882                         746
                                                ---------------   ---------------   -------------------------

        Redevelopments 1:                                3,120             2,044                       1,076
                                                ---------------   ---------------   -------------------------

        Total                                           $5,308            $3,095                      $2,213
                                                ===============   ===============   =========================


        Expenditures for real estate
         and
          improvements as reported on the
          Company's Statement of Cash Flows             $5,254            $3,086                      $2,168
        Expenditures included in deferred
         leasing                                            54                 9                          45
                                                ---------------   ---------------   -------------------------
          costs in Statement of Cash Flows              $5,308            $3,095                      $2,213
                                                ===============   ===============   =========================




1 Represents costs (including leasing commissions) exclusively at the Gateway Shopping Center and Elmwood Park Shopping Center.





      QUARTERLY SUPPLEMENTAL DISCLOSURE
                JUNE 30, 2003




         Consolidated Balance Sheets
------------------------------------------------------
               (in thousands)
                                             June 30,                   December 31,
                                                 2003                                        2002
                                             ---------     ---------------------------------------
ASSETS

Real estate
  Land                                        $54,890                                     $54,890
  Buildings and improvements                  365,151                                     352,359
  Construction in progress                      3,356                                       6,629
                                             ---------     ---------------------------------------
                                              423,397                                     413,878
Less: accumulated depreciation                (91,612)                                    (85,062)
                                             ---------     ---------------------------------------
  Net real estate                             331,785                                     328,816

Cash and cash equivalents                      34,194                                      45,168
Cash in escrow                                  4,236                                       3,447
Investments in unconsolidated partnerships     12,533                                       6,164
Rents receivable, net of $1,710 and $1,374
 allowance, respectively                        2,808                                       2,567
Straight-line rents receivable, net of $910
 allowance                                      4,861                                       4,392
Notes Receivable                                3,563                                       6,795
Prepaid expenses                                1,189                                       2,042
Deferred charges, net                           9,946                                      10,360
Other assets                                    2,191                                       1,184
                                             ---------     ---------------------------------------

                                             $407,306                                    $410,935
                                             =========     =======================================

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                       $199,691                                    $202,361

Accounts payable and accrued expenses           9,973                                       8,528
Dividends and distributions payable             4,191                                       3,744
Due to related parties                             49                                         174
Deferred gain on sale of properties                 -                                       1,212
Interest rate swap payable                      6,225                                       5,470
Other liabilities                               2,606                                       2,998
                                             ---------     ---------------------------------------
  Total liabilities                           222,735                                     224,487
                                             ---------     ---------------------------------------

Minority interest in Operating Partnership      9,989                                      22,746
Minority interests in majority owned
 partnerships                                   1,827                                       2,379
                                             ---------     ---------------------------------------
  Total minority interests                     11,816                                      25,125
                                             ---------     ---------------------------------------

Shareholders' equity:
Common shares                                      27                                          25
Additional paid-in capital                    183,568                                     170,851
Accumulated other comprehensive income         (8,161)                                     (6,874)
Deficit                                        (2,679)                                     (2,679)
                                             ---------     ---------------------------------------
  Total shareholders' equity                  172,755                                     161,323
                                             ---------     ---------------------------------------

                                             $407,306                                    $410,935
                                             =========     =======================================





          QUARTERLY SUPPLEMENTAL DISCLOSURE
                 JUNE 30, 2003

   Selected Operating Ratios
-------------------------------


                                 Quarter ended June     6 months ended
                                          30,               June 30,

                                 ----------            ---------
                                     2003       2002      2003      2002
                                 ---------  ---------  --------  --------
        Coverage Ratios        1
-------------------------------

    Interest Coverage Ratio
EBIDTA                         2  $10,623     $9,982   $21,092   $21,935
Divided by Interest expense         3,453      3,334     6,747     7,466
                                 ---------  ---------  --------  --------
                                     3.08  x    2.99 x    3.13  x   2.94 x

   Fixed Charge Coverage Ratio
EBIDTA                            $10,623     $9,982   $21,092   $21,935
Divided by ( Interest expense       3,453      3,334     6,747     7,466
                 + Preferred
                  Dividends)   3       50         50       100       100
                                 ---------  ---------  --------  --------
                                     3.03  x    2.95 x    3.08  x   2.90 x

   Debt Service Coverage Ratio
EBIDTA                            $10,623     $9,982   $21,092   $21,935
Divided by ( Interest expense       3,453      3,334     6,747     7,466
                 + Principal
                  Amortization)4    1,185      1,001     2,410     2,169
                                 ---------  ---------  --------  --------
                                     2.29  x    2.30 x    2.30  x   2.28 x

         Payout Ratios
-------------------------------

       FFO Payout Ratio
Dividends (Shares) & Distributions (O.P. Units)
  paid - $0.14.5 per Share/O.P. Unit for
   2003
  and $0.13 for 2002.              $4,141     $3,695    $8,267    $7,390
FFO                            2    6,768      6,238    14,527    14,671
                                 ---------  ---------  --------  --------
                                       61%        59%       57%       50%

       AFFO Payout Ratio
Dividends (Shares) &
 Distributions (O.P. Units)        $4,141               $8,267
AFFO                                6,031               12,763
                                 ---------             --------
                                       69%                  65%
       FAD Payout Ratio
Dividends (Shares) &
 Distributions (O.P. Units)        $4,141               $8,267
AFFO                                4,846               10,353
                                 ---------             --------
                                       85%                  80%

        Overhead Ratios
-------------------------------

    G&A/Real Estate Revenues
General and Administrative
 expense                           $2,450     $2,802    $5,146    $5,127
Real Estate Revenues               18,090     17,207    36,381    36,425
                                 ---------  ---------  --------  --------
                                       14%        16%       14%       14%

                                                       ---------
        Leverage Ratios
-------------------------------

Debt/Total Market
 Capitalization                5
Debt                             $199,691   $211,348
Total Market Capitalization       463,227    445,211
                                 ---------  ---------
                                       43%        47%


Debt + Preferred Equity
 (Preferred O.P. Units)          $201,903   $213,560
Total Market Capitalization       463,227    445,211
                                 ---------  ---------
                                       44%        48%

                                 ----------
Notes:

1 Quarterly results for 2003 and 2002 are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of EBIDTA, interest expense and principal amortization related to the Company's joint venture investments in unconsolidated partnerships.

2 EBIDTA and FFO for the quarter ended March 31, 2002 have been adjusted to exclude non- recurring income of $3,945 representing lease termination income received from predominantly one tenant during the period. Gross property revenues already exclude these amounts. The adjustments are as follows:


                                 Quarter ended June 30,Six months ended June 30,
                                          2002                     2002
                                 -------------------------------------------------

                                  EBIDTA       FFO      EBIDTA     FFO
Gross amounts                     $10,127     $6,383   $25,880   $18,616
Adjustment for material non-
 recurring items                     (145)      (145)   (3,945)   (3,945)
                                 ---------  ---------  --------  --------
As adjusted and used above         $9,982     $6,238   $21,935   $14,671
                                 =========  =========  ========  ========

3    Represents preferred distributions on Preferred Operating partnership
     Units.

4 Includes the Company's pro-rata share of joint venture principal amortization. $205 of the 2003 quarterly amortization is from the self-liquidating amortization related to the Kroger/Safeway portfolio. On the JV level, this consists of $34,450 of debt which self- amortizes over seven years.

5 Including the Company's pro-rata share of joint venture debt, the Debt to Total Market Capitalization increases to 48% and 49% as of June 30, 2003 and 2002, respectively.




                     QUARTERLY SUPPLEMENTAL DISCLOSURE
                               June 30, 2003
                     Debt Analysis - Consolidated Debt
                             (amounts in thousands)
                                                             Principal                Variable
                                                             Balance at   Interest   Rate as of  Maturity
   Property    Lender                               Notes    June 30,       Rate      June 30,     Date
                                                                2003                     2003
   ---------------------------------------------------------------------------------------------------------------------------------

   FIXED-RATE
    DEBT
   ------------

   Merrillville SunAmerica Life Insurance
    Plaza       Co.                                            $13,554          6.46%             7/1/2007
   Crescent    Metropolitan Life Insurance
    Plaza       Co.                                              8,585          8.13%            11/1/2010
   East End    Metropolitan Life Insurance
    Centre      Co.                                             15,723          8.13%            11/1/2010
   GHT         Bank of America, N.A.
    Apartments                                                  10,869          7.55%             1/1/2011
   Colony      Bank of America, N.A.
    Apartments                                                   5,434          7.55%             1/1/2011
   239         RBS Greenwich Capital
    Greenwich
    Avenue                                                      16,000          5.19%             6/1/2013
                                                             ---------- -------------

   TOTAL/WEIGHTED AVERAGE - FIXED-RATE
    DEBT                                                        70,165          7.00%
                                                             ---------- -------------

   VARIABLE-
    RATE DEBT
   ------------

   Soundview   Fleet National Bank, N.A.                                   L + 175
    Marketplace                                                  8,666                     3.07%  8/1/2003
   Greenridge  Metropolitan Life Insurance                                 L + 200
    Plaza       Co.                                              5,927                     3.31% 11/1/2003
   Luzerne     Metropolitan Life Insurance                                 L + 200
    Street      Co.
    Plaza                                                        1,555                     3.31% 11/1/2003
   Berlin      Washington Mutual Bank,                                     L + 175
    Shopping    F.A.
    Center                                                       1,799                     3.13%  4/1/2005
   Bradford    Washington Mutual Bank,                                     L + 175
    Towne       F.A.
    Center                                                       7,355                     3.13%  4/1/2005
   Ledgewood   Washington Mutual Bank,                                     L + 175
    Mall        F.A.                                            30,281                     3.13%  4/1/2005
   New Louden  Washington Mutual Bank,                                     L + 175
    Center      F.A.                                             7,153                     3.13%  4/1/2005
   Route 6     Washington Mutual Bank,                                     L + 175
    Plaza       F.A.                                             4,732                     3.13%  4/1/2005
   Village     Sun America Life Insurance                                  L + 173
    Apartments  Co.                                              9,322                     3.02% 10/1/2005
   Abington    Fleet National Bank, N.A.                                   L + 175
    Towne
    Center                                                 1                               3.07%  1/1/2007
   Branch      Fleet National Bank, N.A.                                   L + 175
    Shopping
    Center                                                 1    12,098                     3.07%  1/1/2007
   Methuen     Fleet National Bank, N.A.                                   L + 175
    Shopping
    Center                                                 1                               3.07%  1/1/2007
   Walnut Hill Washington Mutual Bank,                                     L + 185
    Plaza       F.A.                                       2     6,876                     3.23%  1/1/2007
   Bloomfield  Washington Mutual Bank,                                     L + 185
    Town Square F.A.                                       2    13,506                     3.23%  1/1/2007
   Town Line   Fleet National Bank, N.A.                                   L + 175
    Plaza                                                  3     4,904                     2.84% 3/15/2007
   Gateway     Fleet National Bank, N.A.                                   L + 175
    Shopping
    Center                                                 4     6,300                     2.84%  5/1/2007
   Village     Fleet National Bank, N.A.                                   L + 175
    Commons
    Shopping
    Center                                                       9,052                     3.02%  6/1/2007
   Elmwood ParkWashington Mutual Bank,                                     L + 170
    Shopping    F.A.
    Center                                                 5         -                        - 11/22/2007
   Marketplace Fleet National Bank, N.A.                                   L + 150
    of Absecon                                             6         -                        -   3/1/2008
                                                             ---------- ------------------------

   TOTAL/WEIGHTED AVERAGE - VARIABLE-RATE                                  L + 174
    DEBT                                                   7   129,526                     3.11%
                                                             ---------- ------------------------

   TOTAL/WEIGHTED AVERAGE - ALL DEBT                          $199,691                     4.47%
                                                             ==========              ===========

-----------------------------------------------------------------------------------------------------------------------------------
   Notes:
   ------------

1 There is an additional $7,650 currently available under this facility which the Company is required to fully draw down prior to December 2003. An additional $3,000 (net of a $150 holdback) is available through December
     2004 based upon additional lease-up at the collateral properties.

2 There is an additional $5,000 (less certain holdbacks totalling $600) currently available under this facility which the Company is required to fully draw down prior to December 21, 2003.

3 There is an additional $2,000 available under this facility which is also periodically used for standby letters of credit.

4    There is an additional $3,000 available under this facility.

5 This is a revolving facility for up to $20,000 which bears interest at LIBOR plus 170 basis points (3.30% all-in rate floor).

6 This is a revolving facility for up to $7,400 which bears interest at LIBOR plus 150 basis points (175 basis points if the loan to collateral value is > 50%). 7 The Company has hedged $86,910 of it's variable-rate debt with five variable to fixed-rate swap agreements with Fleet Bank, N.A. as follows:

    Notional           All-in Rate           Maturity Date
     principal
   ----------------------------------------------------------
       $30,000                       6.55% 4/1/2005
        20,000                       6.28%10/1/2006
        15,708                       6.17% 1/1/2007
        12,151                       5.86% 1/1/2007
         9,051                       6.22% 6/1/2007
   ---------------------------------------
       $86,910                       6.29%
   =======================================





                     QUARTERLY SUPPLEMENTAL DISCLOSURE
                            June 30, 2003
                 Debt Analysis - Unconsolidated Debt (Joint Ventures)



                                           Acadia   Principal Acadia's                Variable
                                            Realty
               Lender/                      Trust   Balance   Prorata     Interest   Rate as of  Maturity
                                                        at
   FIXED-RATE  Joint Venture Partner      Ownership June 30,   Share        Rate      June 30,      Date
    DEBT                                               2003                              2003
   -------------------------------------------------------------------- ------------------------------------------------------------

   Crossroads  Bank of New York/
    Shopping
    Center 1                                   49.0% $33,275   $16,305          7.16%            10/1/2007
                 Heyman-Greenburgh Associates LLC
                  and
                 RMC Development Company LLC

   Brandywine  UBS Warburg Real Estate
    Town Center Investments, Inc./             22.2%  30,000     6,667          4.69%            2/11/2008
                 Acadia Strategic Opportunity Fund

   Kroger      Cortlandt Deposit
    Portfolio 2 Corporation/                   22.2%  14,850     2,475          6.62%             2/1/2009
                 Acadia Strategic Opportunity Fund

   Safeway     Cortlandt Deposit
    Portfolio 2 Corporation/                   22.2%  14,678     2,446          6.51%            1/15/2009
                 Acadia Strategic Opportunity Fund

   Brandywine  UBS Warburg Real Estate
    Town Center Investments, Inc./             22.2%  21,570     4,793          7.01%            7/11/2012
                 Acadia Strategic Opportunity Fund

   Market      UBS Warburg Real Estate
    Square      Investments, Inc./
    Shopping
    Center                                     22.2%  16,360     3,636          7.32%            6/11/2012
                 Acadia Strategic Opportunity Fund

   Amherst     The Ohio National Life Insurance
    Marketplace Company/
                 Acadia Strategic
                  Opportunity Fund             22.2%   4,981     1,107          8.20%             6/1/2022

   Sheffield   Canada Life Insurance
    Crossing    Company/
                 Acadia Strategic
                  Opportunity Fund             22.2%   7,393     1,643          8.00%             1/1/2023
                                                    ------------------- -------------

   TOTAL/WEIGHTED AVERAGE - FIXED-RATE
    UNCONSOLIDATED DEBT                              143,107    39,072          6.72%
                                                    ------------------- -------------


   VARIABLE-
    RATE DEBT
   ------------


   Granville   Bank One, NA/
    Center
                 Acadia Strategic                                          L + 200
                  Opportunity Fund             22.2%   5,912     1,314                     3.30% 10/5/2007
                                                    -------------------              -----------

   TOTAL/WEIGHTED AVERAGE - ALL UNCONSOLIDATED DEBT $149,019   $40,386                     6.61%
                                                    ===================              ===========



    Summary - Consolidated and Unconsolidated Debt  Notes
   --------------------------------------------------------------------------------------------------------------------------------

                                                                                      Weighted      % of         Wholly-Owned
                                                                % of     Outstanding    Avg.      Wholly-     and Unconsolidated
                                                                                                   Owned
                                                                Total      Balance    Int. Rate    Only         Combined Basis
                                                             ------------------------------------------------------------------
               Consolidated Debt
               Fixed-Rate Debt 2                           3        65%     $157,075       6.61%        79%                 82%
               Variable-Rate Debt 2                        3        17%       42,616       3.11%        21%                 18%
                                                             ---------- -------------------------------------------------------

               Total Consolidated Debt                              82%      199,691       5.86%       100%                100%
                                                             ---------- ------------------------===============================

               Unconsolidated Debt (Joint Ventures)
               Fixed-Rate Debt                                      17%       39,072       6.72%
               Variable-Rate Debt                                    1%        1,314       3.30%
                                                             ---------- ------------------------

               Total Unconsolidated Debt                            18%       40,386       6.61%
                                                             ---------- ------------------------

                            Total Debt                     4       100%     $240,077       5.99%
                                                             ========== ========================


   Notes:
   ------------

1 Although this is variable debt, Acadia has effectively fixed its pro-rata share of debt through two swap transactions. $5,000 is fixed at 7.53% and the remaining balance is fixed at 6.99%.

2 AmCap, ASOF's joint venture partner on this investment, is allocated 25% of the debt and equity. As such, ASOF's pro-rata share of the above debt is 75% x 22.22%.

3 Fixed-rate debt includes $86,910 of notional principal fixed through swap transactions. Conversely, variable-rate debt excludes this amount.

4 The above balances do not include FAS 141 adjustments totaling $5,666 as of June 30, 2003.



   QUARTERLY SUPPLEMENTAL DISCLOSURE
             JUNE 30, 2003

         Future Debt Maturities
----------------------------------------
             (in thousands)                                           Weighted Average Interest
                                                                       Rate of Maturing Debt
                                                              ------------------------------------



     Consolidated Debt
                             Scheduled
            Year            Amortization Maturities    Total    Total Debt Fixed-Rate Variable-Rate
                                                                              Debt        Debt
--------------------------------------------------------------------------------------------------

                       2003      $1,759    $16,083    $17,842        3.18%       n/a         3.18%
                       2004       3,494          -      3,494         n/a        n/a          n/a
                       2005       2,718     57,842     60,560        3.11%       n/a         3.06%
                       2006       2,399          -      2,399         n/a        n/a          n/a
                       2007       1,322     60,947     62,269        3.77%      6.46%        3.07%
         Thereafter               4,017     49,110     53,127        7.12%      7.12%         n/a
                            ----------------------------------
                                $15,709   $183,982   $199,691
                            ==================================


 Unconsolidated Debt (Joint Ventures) 1



                       2003        $246         $-       $246         n/a        n/a          n/a
                       2004       1,599          -      1,599         n/a        n/a          n/a
                       2005       1,645          -      1,645         n/a        n/a          n/a
                       2006       1,692          -      1,692         n/a        n/a          n/a
                       2007       1,517     16,033     17,550        6.87%      7.16%        3.30%
         Thereafter               5,185     12,469     17,654        5.98%      5.98%         n/a
                            ----------------------------------
                                $11,884    $28,502    $40,386
                            ==================================



Capitalized interest related to the Company's development projects is as follows:
    (in thousands)
            1st Quarter 2003       $187
            2nd Quarter 2003         76
                            ------------

                Year-to-Date       $263
                            ============



1 The above amounts represent the Company's pro-rata share of joint venture mortgage debt.







          QUARTERLY SUPPLEMENTAL DISCLOSURE
             JUNE 30, 2003


        Unencumbered Properties
---------------------------------------



                Center                    Location       GLA
--------------------------------------------------------------

Blackman Plaza                         Wilkes-Barre,
                                        PA            121,341

Hobson West Plaza                      Naperville, IL  99,038

Mad River Station                      Dayton, OH     154,474

Mark Plaza                             Edwardsville,
                                        PA            214,036

Pacesetter Park Shopping Center        Ramapo, New
                                        York           96,252

Pittston Plaza                         Pittston, PA    79,494

Plaza 422                              Lebanon, PA    154,791
                                                      --------

Total GLA of Unencumbered Properties                  919,426
                                                      ========

Total net operating income for the year ended December 31,
 2002
  associated with unencumbered
   properties                                          $4,940
                                                      ========





     QUARTERLY SUPPLEMENTAL DISCLOSURE
               JUNE 30, 2003

   Acadia Strategic Opportunity Fund -
                  Overview
-------------------------------------------



Item              NotesDescription
---------------------------------------------------

Date formed            September 2001

Properties owned

Ohio                 1 Amherst Marketplace
                     1 Granville Centre
                     1 Sheffield Crossing

Delaware             1 Brandywine Town Center
                     1 Market Square Shopping Center

Various              2 25 Kroger/Safeway locations


Partnership structure

Equity                 22.22% - Acadia
 Contribution:
                       77.78% - Four institutional investors (current
                        significant
                                shareholders in Acadia as well)

Cash flow distribution:22.22% - Acadia
                       77.78% - Four institutional investors

Promote:               20% to Acadia once all partners (including Acadia) have
                        received 9% preferred return and return of equity

                       Remaining 80% is distributed to all the partners
                        (including Acadia).


Fees to Acadia         Asset management fee equal to 1.5% of total committed
                        capital ($70 million which excludes Acadia's $20
                        million))

                       Property management fee equal to 4% of gross property
                        revenues

                       Market rate leasing fees

                       Construction/project management fees equal to the
                        lesser of 7.5% of hard costs or allocable costs of Acadia


Mortgage Debt        3 $116 million as of June 30, 2003

                        95% ($110 million) fixed-rate and 5% floating ($6
                         million) at a total blended rate of 6.3%
                         as of June 30,
                          2003





1 See details of these properties including occupancy, tenants, expirations and demographics in Section IV of this supplement

2    See enclosed map in this section for these locations

3    See details of this debt in Section II of this supplement




  QUARTERLY SUPPLEMENTAL DISCLOSURE
            JUNE 30, 2003

    ASOF
 Properties -
    Detail
--------------


              ---------------------------------------------------------------------------------------------------------
                                                                                                   Annualized Base Rent
                  Gross Leasable Area       Occupancy                 Annualized Base Rent         per Occupied Square
                                                                                                            Foot
              -----------------------------------------------------------------------------------------------------------
               Anchors   Shops    Total   Anchors Shops  Total   Anchors      Shops      Total    Anchors Shops  Total
              ---------------------------------------------------------------------------------------------------------



   Midwest
--------------

Ohio
--------------

Amherst
 Marketplace     76,737   3,200    79,937 100.00%100.00%100.00%   $765,711    $33,396    $799,107  $9.98 $10.44 $10.00
Granville
 Centre          90,047  41,222   131,269 100.00% 73.58% 91.70%    991,612    307,678   1,299,290  11.01  10.14  10.79
Sheffield
 Crossing        59,159  53,475   112,634 100.00% 88.11% 94.36%    620,578    483,032   1,103,610  10.49  10.25  10.38
              ---------------------------------------------------------------------------------------------------------
   Total -
   Midwest
    Region      225,943  97,897   323,840 100.00% 82.38% 94.67%  2,377,901    824,106   3,202,007  10.52  10.22  10.44
              ---------------------------------------------------------------------------------------------------------

 Mid-Atlantic
--------------

Delaware
--------------
Brandywine
 Town Center 1  614,289       -   614,289  99.33%     -  99.33%  8,467,744          -   8,467,744  13.88      -  13.88
Market Square
 Shopping
 Center          31,375  56,385    87,760 100.00% 91.49% 94.53%    365,712  1,169,641   1,535,353  11.66  22.67  18.51
              ---------------------------------------------------------------------------------------------------------
 Total - Mid-
   Atlantic     645,664  56,385   702,049  99.36% 91.49% 98.73%  8,833,456  1,169,641  10,003,097  13.77  22.67  14.43
              ---------------------------------------------------------------------------------------------------------

   Various
--------------
Kroger/Safeway
 Portfolio (25
 Properties) 21,018,100       - 1,018,100 100.00%     - 100.00%  9,965,897          -   9,965,897   9.79      -   9.79
              ---------------------------------------------------------------------------------------------------------


Total - Joint
 Venture
 Properties   1,889,707 154,282 2,043,989  99.78% 85.71% 98.72%$21,177,254 $1,993,747 $23,171,001 $11.23 $15.08 $11.48
              =========================================================================================================

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

1    Does not include approximately 240,000 square feet of new space in Phase
     II, which will be paid for by the JV on an "earnout basis" only if, and when it is leased.

2    ASOF has a 75% economic interest in this portfolio of 25 Kroger/Safeway


Kroger/Safeway Portfolio

[GRAPHIC]

     Kroger locations           Safeway locations

          Cary, NC                  Atlanta, TX
       Cincinnati, OH              Batesville, AR
         Conroe, TX                  Benton, AR
       Great Bend, KS               Carthage, TX
        Hanrahan, LA              Little Rock, AR
      Indianapolis, IN              Longview, WA
         Irving, TX                 Mustang, OK
         Pratt, KS                  Roswell, NM
        Roanoke, VA                 Ruidoso, NM
       Shreveport, LA              San Ramon, CA
   Wichita, KS (2 stores)        Springerville, AZ
                                     Tucson, AZ
                                     Tulsa, OK


General note: As of all of these leases are triple-net, Acadia has no property management responsibilites for these locations.




                          QUARTERLY SUPPLEMENTAL DISCLOSURE
                                    JUNE 30, 2003

                   ACADIA STRATEGIC OPPORTUNITY FUND
              Top 10 Tenants - Ranked by Annualized Base Rent
-----------------------------------------------------------------------------------------------------
                                                                                                     Percentage of Total
                                                                                                       Represented by
                                                                                                            Tenant
                                                                                                     -------------------
                                                                     Number of
                                                                     Stores in   Total   Annualized    Total  Annualized
                                                                                             Base                Base
Ranking                            Tenant                               JV        GLA       Rent 1   Portfolio  Rent 2
                                                                      Portfolio                        GLA 2
------------------------------------------------------------------------------------------------------------------------

     1 Safeway 3                                                            13   467,300  $3,743,629     22.9%     18.1%
     2 Kroger 4                                                             12   550,800   3,730,794     26.9%     18.0%
     3 Lowe's                                                                1   140,000   1,750,000      6.8%      8.5%
     4 Giant Eagle                                                           2   125,396   1,251,154      6.1%      6.1%
     5 Bed, Bath & Beyond                                                    1    45,114     868,426      2.2%      4.2%
     6 Transunion Settlement 5                                               1    39,714     858,930      1.9%      4.2%
     7 Regal Cinema                                                          1    65,641     821,825      3.2%      4.0%
     8 Target                                                                1   138,000     800,000      6.8%      3.9%
     9 Dick's Sporting Goods                                                 1    50,000     725,156      2.4%      3.5%
    10 Big Bear                                                              1    55,096     589,527      2.7%      2.9%
                                                                     ---------------------------------------------------

                                   Total                                    34 1,677,061 $15,139,441     82.0%     73.2%
                                                                     ===================================================


1 Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after June 30, 2003.

2 GLA does not include approximately 240,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the JV on an "earnout basis" only if, and when it is leased. Base rents for the Kroger/Safeway portfolio include 75% of the total rents. The remaining 25% is allocated to AmCap, the joint venture partner in this portfolio.

3 Safeway has sub-leased 7 of these locations to supermarket tenants, 1 location to a non-supermarket tenant and ceased operations at one other location. Safeway is obligated to pay rent through the full term of all these leases which expire in 2009.

4 Kroger has sub-leased 4 of these locations to supermarket tenants, 2 locations to a non-supermarket tenant and ceased operations at one other location. Kroger is obligated to pay rent through the full term of all these leases which expire in 2009.

5    Subsidiary of Transunion


                   QUARTERLY SUPPLEMENTAL DISCLOSURE
                           JUNE 30, 2003


                     Retail
                   Properties -
                     Summary
                     Listing
                  -------------

                                                                                                Property Totals
                                                                                            -----------------------
                                  Year                        Grocery       Other Anchor     Annualized  Annualized
                                                                Anchor
                                  Constructed(C)    Occupancy Current    Current Lease and      Base        Base
                                                              Lease and
 Shopping Center    Location   Acquired(A)    GLA              Option     Option Expiraton      Rent      Rent psf
                                                       %      Expiraton
-------------------------------------------------------------------------------------------------------------------

NEW YORK REGION
------------------

     New York

Soundview         Port                                       King Kullen Clearview Cinema
 Marketplace       Washington     1998 (A)  182,660  92%      2007/2022  2010/2030           $2,609,713     $15.56

Village Commons   Smithtown                                             Daffy's 2008/2028
 Shopping Center                  1998 (A)   87,227  96%                                      1,975,730      23.49
                                                                        Walgreens 2021/--

Branch Shopping   Smithtown                                  Waldbaum's (A&P)  2013/2028
 Plaza                            1998 (A)  125,640  92%                                      2,013,829      17.43

New Loudon Center Latham                                     Price      Marshalls 2004/2009
                                                              Chopper
                                  1982 (A)  253,003  70%      2015/2035                       1,550,544       8.79

Pacesetter Park   Pomona                                     Stop & Shop (Ahold) 2020/2040
 Shopping Center                  1999 (A)   96,252  84%                                        866,889      10.71

    New Jersey

Elmwood Park      Elmwood Park                               Pathmark   Walgreen's 2022/2062
 Shopping Center                  1998 (A)  149,038  96%      2017/2052                       3,127,059      21.79

Marketplace of    Absecon                                    Acme       Eckerd Drug
 Absecon                          1998 (A)  105,251  93%      2015/2055  2020/2040            1,479,421      15.19

Berlin Shopping   Berlin                                     Acme       Kmart 2004/2029
 Center                           1994 (A)  188,717  80%      2005/2015                         800,374       5.31

Ledgewood Mall    Ledgewood       1983 (A)  513,704  89%                Wal-mart 2019/2049    4,197,748       9.21
                                                                        Macy's 2005/2025
                                                                        The Sports' Authority 2007/2037
                                                                        Circuit City
                                                                         2020/2040
                                                                        Marshall's 2007/2027


NEW ENGLAND REGION
------------------

   Connecticut

Town Line Plaza   Rocky Hill                                 GU Markets Wal-mart (not owned)
                                  1998 (A)  206,178 100%      2017/2052                       1,343,848      12.34

239 Greenwich     Greenwich                                             Restoration Hardware
 Avenue                           1998 (A)   16,834 100%                 2015/2025            1,254,282      74.51
                                                                        Chico's Fashion 2010/2020
  Massachusetts

Methuen Shopping  Methuen                                    DeMoulas   Wal-mart 2011/2051
 Center                                                       Market
                                  1998 (A)  130,238 100%      2005/2015                         828,772       6.36

Crescent Plaza    Brockton                                   Shaw's     Home Depot 2021/2056
                                  1984 (A)  218,277  99%      2012/2042                       1,660,527       7.70

   Rhode Island

Walnut Hill Plaza Woonsocket                                 Shaw's     Sears 2003/2033
                                  1998 (A)  284,464  99%      2013/2043                       2,139,128       7.58

     Vermont

The Gateway       Burlington                                 Shaw's
 Shopping Center                  1999 (A)  100,574  83%      2024/2053                       1,511,686      18.21





MIDWEST REGION
------------------

     Illinois

Hobson West Plaza Naperville      1998 (A)   99,038  99%     Eagle Food Centers 2007/2032     1,128,453      11.53

     Indiana

Merrillville Plaza Merrillville    1998 (A)  235,591 100%                TJ Maxx 2004/2014     2,554,212      10.84
                                                                        JC Penney 2008/2018
                                                                        OfficeMax 2008/2028

     Michigan

Bloomfield Town   Bloomfield                                 Costco (notTJ Maxx2009/2014
 Square            Hills          1998 (A)  216,489  84%      owned)                          1,721,770       9.43
                                                                        Marshall's 2011/2026
                                                                        Home Goods 2010/2025

       Ohio

Mad River Station Dayton                                                Babies "R" Us
                                  1999 (A)  154,474  83%                 2005/2020            1,551,857      12.07
                                                                        Office Depot
                                                                         2005/2010


MID-ATLANTIC
 REGION
------------------

   Pennsylvania

Abington Towne    Abington                                              TJ Maxx 2010/2020
 Center                           1998 (A)  216,365  97%                                        779,745      14.62
                                                                        Target (not owned)

Blackman Plaza    Wilkes-Barre    1968 (C)  121,341  92%                Kmart 2004/2049         261,504       2.34

Bradford Towne    Towanda                                    P&C Foods  Kmart 2019/2069
 Centre                                                       (Penn
                                                              Traffic)
                                  1993 (C)  256,939  89%      2014/2024                       1,417,821       6.19


East End Center   Wilkes-Barre    1986 (C)  308,283  54%     Price Chopper 2008/2028          1,215,320       7.27

Greenridge Plaza  Scranton        1986 (C)  198,393  53%     Giant Food (Ahold) 2021/2051       641,089       6.10

Luzerne Street    Scranton                                   Price      Eckerd Drug
 Shopping Center                                              Chopper    2004/2019
                                  1983 (A)   57,988  94%      2004/2024                         272,150       4.98

Mark Plaza        Edwardsville                               Redner's   Kmart 2004/2054
                                                              Markets
                                  1968 (C)  214,036  91%      2018/2028                         946,877       4.85


Pittston Plaza    Pittston                                   Redner's   Eckerd Drugs
                                                              Market     2006/2016
                                  1994 (C)   79,494  98%      2018/2028                         599,728       7.69


Plaza 422         Lebanon         1972 (C)  154,791  87%                Home Depot 2021/2056    195,480       3.85



Route 6 Mall      Honesdale                                  Weis       Kmart 2020/2070
                                                              Markets
                                                              (not
                                  1994 (C)  175,507  99%      owned)                          1,061,248       6.10
                                          ----------                                        -----------------------


                                          5,146,786                                         $41,706,804     $10.00
                                          ==========                                        =======================




JOINT VENTURE PROPERTIES
-------------------------------
(excludes jont venture owned Kroger/Safeway
 Portfolio)

NEW YORK REGION
------------------

     New York

Crossroads        White Plains                               Waldbaum's Kmart 2012/2037
 Shopping Center                                              (A&P)
                                     1998   310,919  99%      2007/2032                      $5,466,478     $17.80
(49% JV interest)                                                       B. Dalton 2012/2022
                                                                        Pay Half 2018/--
                                                                        Modell's 2009/2019


MID-ATLANTIC
 REGION
------------------

     Delaware

Brandywine Town   Wilmington
 Center 1                         2003 (A)  614,289  99%                                      8,467,744      13.88
(22% JV interest)

Market Square     Wilmington                                 Trader     TJ Maxx 2006/2016
 Shopping Center                                              Joe's
                                                              (gourmet
                                  2003 (A)   87,760  95%      grocery)                        1,535,353      18.51
(22% JV interest)                                             2013/2028



MIDWEST REGION
------------------

       Ohio

Amherst           Cleveland                                  Giant Eagle
 Marketplace                      2002 (A)   79,937 100%      2021/2041                         799,107      10.00
(22% JV interest)

Granville Centre  Columbus                                   Big Bear   California Fitness
                                                              (Penn      2017/2027
                                                              Traffic)
                                  2002 (A)  131,269  92%      2020/2050                       1,299,290      10.79
(22% JV interest)

Sheffield CrossingCleveland                                  Giant Eagle
                                  2002 (A)  112,634  94%      2022/2042                       1,103,610      10.38
                                          ----------                                        -----------------------
(22% JV interest)

                                          1,336,808                                         $18,671,582     $14.29
                                          ==========                                        =======================

1 Does not include 240,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the Company on an "earnout basis" only if, and when it is leased.



QUARTERLY SUPPLEMENTAL DISCLOSURE
 JUNE 30, 2003


       Retail
      Properties
      by Region
----------------
(excludes jont venture owned Kroger/Safeway
 Portfolio)


                ----------------------------------------------------------------------------------------------------------
                                                                                                     Annualized Base Rent
                     Gross Leasable Area        Occupancy                Annualized Base Rent        per Occupied Square
                                                                                                              Foot
                ----------------------------------------------------------------------------------------------------------
 Wholly-Owned
   Properties
----------------
                Anchors 1   Shops     Total   AnchorsShops Total   Anchors      Shops       Total    Anchors Shops Totals
                ----------------------------------------------------------------------------------------------------------


New York Region 1,032,506   668,986 1,701,492  88.01%84.19%86.51% $9,254,202  $9,367,105 $18,621,307 $10.18 $16.63 $12.65
  New England     640,880   315,685   956,565 100.00%92.85%97.64%  5,891,556   2,846,687   8,738,243  10.84   9.71  10.44
    Midwest       305,549   400,043   705,592 100.00%84.78%91.37%  2,349,833   4,606,459   6,956,292   7.69  13.58  10.79
  Mid-Atlantic  1,281,243   501,894 1,783,137  83.65%77.44%81.90%  4,226,210   3,164,752   7,390,962   5.09   8.14   6.06
                ----------------------------------------------------------------------------------------------------------
 Total Wholly-
     Owned
   Properties   3,260,178 1,886,608 5,146,786  89.78%83.97%87.65%$21,721,801 $19,985,003 $41,706,804  $8.39 $12.62 $10.00
                ----------------------------------------------------------------------------------------------------------


 Joint Venture
   Properties
----------------
   Midwest 2      225,943    97,897   323,840 100.00%82.38%94.67% $2,377,901    $824,106  $3,202,007 $10.52 $10.22 $10.44
Mid-Atlantic 2,3  645,664    56,385   702,049  99.36%91.49%98.73%  8,833,456   1,169,641  10,003,097  13.77  22.67  14.43
New York Region
        4         191,363   119,556   310,919 100.00%96.76%98.75%  1,939,927   3,526,551   5,466,478  10.14  30.48  17.80

                ----------------------------------------------------------------------------------------------------------
  Total Joint
    Venture
   Properties   1,062,970   273,838 1,336,808  99.61%90.53%97.75%$13,151,284  $5,520,298 $18,671,582 $12.42 $22.27 $14.29
                ==========================================================================================================


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

1 Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

2 The Company has a 22% interest in Acadia Strategic Opportunity Fund which owns these properties.

3 Does not include 240,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the Company on an "earnout basis" only if, and when it is leased.

4 The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.





   QUARTERLY SUPPLEMENTAL
          DISCLOSURE
        JUNE 30, 2003


Retail Properties by State -
           Summary
-----------------------------
                (excludes jont venture owned Kroger/Safeway
                 Portfolio)


             ---------------------------------------------------------------------------------------------------------------------
                                                                                                             Annualized Base Rent
                                            Gross Leasable Area        Occupancy      Annualized Base Rent   per Occupied Square
                                                                                                                      Foot
                                       -------------------------------------------------------------------------------------------
Wholly-Owned Ownership Percent     Number of
  Properties             of
-------------
                       base  properties Anchors 2   Shops     Total   Anchors Shops  Total  Anchors Shops Total Anchors Shops Totals
                     % rent 1
             -----------------------------------------------------------------------------------------------------------------------


  NEW YORK
   REGION
New Jersey     100%  20.3%  4 590,959  365,751 956,710  92.00% 82.98% 88.55% $5,380,740 $4,223,862  $9,604,602  $9.90 $13.92 $11.34
New York       100%  19.1%  5 441,547  303,235 744,782  82.67% 85.66% 83.88%  3,873,462  5,143,243   9,016,705  10.61  19.80  14.43

  NEW ENGLAND
   REGION
Connecticut    100%   5.5%  2 178,799   44,213 223,012 100.00%100.00%100.00%  1,984,282    613,848   2,598,130  24.35  13.88  20.67
Massachusetts  100%   5.3%  2 276,989   71,526 348,515 100.00% 96.33% 99.25%  1,855,550    633,749   2,489,299   6.70   9.20   7.20
Rhode Island   100%   4.5%  1 113,092  171,372 284,464 100.00% 98.59% 99.15%    755,724  1,383,404   2,139,128   6.68   8.19   7.58
Vermont        100%   3.2%  1  72,000   28,574 100,574 100.00% 38.59% 82.55%  1,296,000    215,686   1,511,686  18.00  19.56  18.21

  MIDWEST
   REGION
Illinois       100%   2.4%  1  42,037   57,001  99,038 100.00% 97.88% 98.78%    170,000    958,453   1,128,453   4.04  17.18  11.53
Indiana        100%   5.4%  1 101,357  134,234 235,591 100.00%100.00%100.00%    880,417  1,673,795   2,554,212   8.69  12.47  10.84
Michigan       100%   3.6%  1 103,970  112,519 216,489 100.00% 69.95% 84.38%    767,849    953,921   1,721,770   7.39  12.12   9.43
Ohio           100%   3.3%  1  58,185   96,289 154,474 100.00% 73.13% 83.25%    531,567  1,020,290   1,551,857   9.14  14.49  12.07

  MID-
   ATLANTIC
   REGION
Pennsylvania  100%  15.6%  10 1,281,243 501,894 1,783,137 83.65% 77.44% 81.90%  4,226,210  3,164,752 7,390,962   5.09   8.14   6.06
                      -------------------------------------------------------------------------------------------------------------

Total
 - Wholly-Owned
  Properties  88.1%  29 3,260,178 1,886,608 5,146,786  89.78% 83.97% 87.65% 21,721,801 19,985,003  41,706,804   8.39  12.62  10.00
                      -------------------------------------------------------------------------------------------------------------



Joint Venture
 Properties 3
-------------
Ohio 4        22%   1.5%  3 225,943    97,897   323,840 100.00% 82.38% 94.67% $2,377,901   $824,106  $3,202,007 $10.52 $10.22 $10.44
Delaware 4,5  22%   4.7%  2 645,664    56,385   702,049  99.36% 91.49% 98.73%  8,833,456  1,169,641  10,003,097  13.77  22.67  14.43
New York 6    49%   5.7%  1 191,363   119,556   310,919 100.00% 96.76% 98.75%  1,939,927  3,526,551   5,466,478  10.14  30.48  17.80
                 -----------

                                  --------------------------------------------------------------------------------------------------
Total Joint
   Venture
  Properties   11.9%  6 1,062,970   273,838 1,336,808  99.61% 90.53% 97.75%$13,151,284 $5,520,298 $18,671,582 $12.42 $22.27 $14.29
             -----------------======================================================================================================

              100.0%      35
             =================


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

1 The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.

2 Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

3 Does not include approximately 1 million square feet relating to a portfolio of 25 supermarket triple-net leases acquired by ASOF in January of 2003.

4 The Company has a 22% interest in Acadia Strategic Opportunity Fund which owns these properties.

5 Does not include 240,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the Company on an "earnout basis" only if, and when it is leased.

6 The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.




  QUARTERLY SUPPLEMENTAL DISCLOSURE
          JUNE 30, 2003

   Retail
 Properties -
    Detail
--------------


              ------------------------------------------------------------------------------------------------------------
                                                                                                      Annualized Base Rent
                   Gross Leasable Area        Occupancy                  Annualized Base Rent         per Occupied Square
                                                                                                               Foot
              --------------------------------------------------------------------------------------------------------------
               Anchors    Shops     Total   Anchors Shops  Total   Anchors      Shops       Total    Anchors Shops  Total
              ------------------------------------------------------------------------------------------------------------
WHOLLY-OWNED PROPERTIES:

  New York
    Region
--------------

New York
--------------
Soundview
 Marketplace     73,500   109,160   182,660 100.00% 86.29% 91.81% $1,158,850  $1,450,863  $2,609,713 $15.77 $15.40 $15.56
Village
 Commons
 Shopping
 Center          25,192    62,035    87,227 100.00% 94.97% 96.42%    428,213   1,547,517   1,975,730  17.00  26.27  23.49
Branch Plaza     63,000    62,640   125,640 100.00% 83.91% 91.98%    837,240   1,176,589   2,013,829  13.29  22.39  17.43
New Loudon
 Center         227,803    25,200   253,003  66.40%100.00% 69.75%  1,125,174     425,370   1,550,544   7.44  16.88   8.79
Pacesetter
 Park Shopping
 Center          52,052    44,200    96,252 100.00% 65.33% 84.08%    323,985     542,904     866,889   6.22  18.80  10.71

              ------------------------------------------------------------------------------------------------------------
 Total - New
     York       441,547   303,235   744,782  82.67% 85.66% 83.88%  3,873,462   5,143,243   9,016,705  10.61  19.80  14.43
              ------------------------------------------------------------------------------------------------------------

New Jersey
--------------
Elmwood Park
 Shopping
 Center          62,610    86,428   149,038 100.00% 93.63% 96.31%  1,390,460   1,736,599   3,127,059  22.21  21.46  21.79
Marketplace of
 Absecon         58,031    47,220   105,251 100.00% 83.33% 92.52%    927,574     551,847   1,479,421  15.98  14.02  15.19
Berlin
 Shopping
 Center         127,850    60,867   188,717 100.00% 37.42% 79.82%    619,400     180,974     800,374   4.84   7.95   5.31
Ledgewood Mall  342,468   171,236   513,704  86.20% 93.70% 88.70%  2,443,306   1,754,442   4,197,748   8.28  10.93   9.21

              ------------------------------------------------------------------------------------------------------------
 Total - New
    Jersey      590,959   365,751   956,710  92.00% 82.98% 88.55%  5,380,740   4,223,862   9,604,602   9.90  13.92  11.34
              ------------------------------------------------------------------------------------------------------------

 Total - New
  York Region 1,032,506   668,986 1,701,492  88.01% 84.19% 86.51%  9,254,202   9,367,105  18,621,307  10.18  16.63  12.65
              ------------------------------------------------------------------------------------------------------------


 New England
--------------

Connecticut
--------------
Town Line
 Plaza 1        161,965    44,213   206,178 100.00%100.00%100.00%    730,000     613,848   1,343,848  11.29  13.88  12.34
239 Greenwich
 Avenue 2        16,834         -    16,834 100.00%     - 100.00%  1,254,282           -   1,254,282  74.51      -  74.51
              ------------------------------------------------------------------------------------------------------------
Total -
 Connecticut    178,799    44,213   223,012 100.00%100.00%100.00%  1,984,282     613,848   2,598,130  24.35  13.88  20.67
              ------------------------------------------------------------------------------------------------------------

Massachusetts
--------------
Methuen
 Shopping
 Center         120,004    10,234   130,238 100.00%100.00%100.00%    736,464      92,308     828,772   6.14   9.02   6.36
Crescent Plaza  156,985    61,292   218,277 100.00% 95.72% 98.80%  1,119,086     541,441   1,660,527   7.13   9.23   7.70
              ------------------------------------------------------------------------------------------------------------
Total -
 Massachusetts  276,989    71,526   348,515 100.00% 96.33% 99.25%  1,855,550     633,749   2,489,299   6.70   9.20   7.20
              ------------------------------------------------------------------------------------------------------------

Rhode Island
--------------
Walnut Hill
 Plaza          113,092   171,372   284,464 100.00% 98.59% 99.15%    755,724   1,383,404   2,139,128   6.68   8.19   7.58
              ------------------------------------------------------------------------------------------------------------

Vermont
--------------
The Gateway
 Shopping
 Center 3        72,000    28,574   100,574 100.00% 38.59% 82.55%  1,296,000     215,686   1,511,686  18.00  19.56  18.21
              ------------------------------------------------------------------------------------------------------------

 Total - New
   England
    Region      640,880   315,685   956,565 100.00% 92.85% 97.64%  5,891,556   2,846,687   8,738,243  10.84   9.71  10.44
              ------------------------------------------------------------------------------------------------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

1 Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

2 239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing 14,434 square feet. Residential activities are not included above.

3 The newly built 72,000 square foot Shaw's supermarket opened during the 2nd quarter 2003 at this redevelopment project. The balance of the newly constructed small shop space is in its initial lease-up phase.




WHOLLY-OWNED PROPERTIES (continued):

   Midwest
--------------

Illinois
--------------
Hobson West
 Plaza           42,037    57,001    99,038 100.00% 97.88% 98.78%   $170,000    $958,453  $1,128,453  $4.04 $17.18 $11.53

Indiana
--------------
Merrillville
 Plaza          101,357   134,234   235,591 100.00%100.00%100.00%    880,417   1,673,795   2,554,212   8.69  12.47  10.84

Michigan
--------------
Bloomfield
 Towne Square   103,970   112,519   216,489 100.00% 69.95% 84.38%    767,849     953,921   1,721,770   7.39  12.12   9.43

Ohio
--------------
Mad River
 Station 1       58,185    96,289   154,474 100.00% 73.13% 83.25%    531,567   1,020,290   1,551,857   9.14  14.49  12.07
              ------------------------------------------------------------------------------------------------------------

   Total -
   Midwest
    Region      305,549   400,043   705,592 100.00% 84.78% 91.37%  2,349,833   4,606,459   6,956,292   7.69  13.58  10.79
              ------------------------------------------------------------------------------------------------------------

 Mid-Atlantic
--------------

Pennsylvania
--------------
Abington Towne
 Center 2       184,616    31,749   216,365 100.00% 82.93% 97.50%    256,500     523,245     779,745   9.50  19.87  14.62
Blackman Plaza  104,956    16,385   121,341 100.00% 42.72% 92.27%    204,664      56,840     261,504   1.95   8.12   2.34
Bradford Towne
 Centre         146,499   110,440   256,939 100.00% 74.90% 89.21%    887,469     530,352   1,417,821   6.06   6.41   6.19
East End
 Center         176,200   132,083   308,283  28.38% 88.65% 54.20%    357,500     857,820   1,215,320   7.15   7.33   7.27
Greenridge
 Plaza          145,420    52,973   198,393  42.70% 81.07% 52.95%    279,405     361,684     641,089   4.50   8.42   6.10
Luzerne Street
 Shopping
 Center 3        54,618     3,370    57,988 100.00%     -  94.19%    272,150           -     272,150   4.98      -   4.98
Mark Plaza      157,595    56,441   214,036 100.00% 67.02% 91.30%    652,095     294,782     946,877   4.14   7.79   4.85
Pittston Plaza   67,568    11,926    79,494 100.00% 87.39% 98.11%    496,446     103,282     599,728   7.35   9.91   7.69
Plaza 422       124,113    30,678   154,791 100.00% 32.60% 86.64%    132,030      63,450     195,480   3.24   6.34   3.85
Route 6 Plaza   119,658    55,849   175,507 100.00% 97.27% 99.13%    687,951     373,297   1,061,248   5.75   6.87   6.10
              ------------------------------------------------------------------------------------------------------------
Total -
 Pennsylvania 1,281,243   501,894 1,783,137  83.65% 77.44% 81.90%  4,226,210   3,164,752   7,390,962   5.09   8.14   6.06
              ------------------------------------------------------------------------------------------------------------

 Total - Mid-
   Atlantic
    Region    1,281,243   501,894 1,783,137  83.65% 77.44% 81.90%  4,226,210   3,164,752   7,390,962   5.09   8.14   6.06
              ------------------------------------------------------------------------------------------------------------

              ------------------------------------------------------------------------------------------------------------

TOTAL WHOLLY-
    OWNED
  PROPERTIES  3,260,178 1,886,608 5,146,786  89.78% 83.97% 87.65%$21,721,801 $19,985,003 $41,706,804  $8.39 $12.62 $10.00

              ------------------------------------------------------------------------------------------------------------


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

1    The GLA for this property includes 27,702 square feet of office space.

2 Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

3 The Price Chopper supermarket which leases 40,618 square feet is not operating in the space, but remains obligated under the lease and continues to pay rent.



JOINT VENTURE
 PROPERTIES: 1

   Midwest
--------------

Ohio
--------------

Amherst
 Marketplace 2   76,737     3,200    79,937 100.00%100.00%100.00%   $765,711     $33,396    $799,107  $9.98 $10.44 $10.00
Granville
 Centre 2        90,047    41,222   131,269 100.00% 73.58% 91.70%    991,612     307,678   1,299,290  11.01  10.14  10.79
Sheffield
 Crossing 2      59,159    53,475   112,634 100.00% 88.11% 94.36%    620,578     483,032   1,103,610  10.49  10.25  10.38
              ------------------------------------------------------------------------------------------------------------
   Total -
   Midwest
    Region      225,943    97,897   323,840 100.00% 82.38% 94.67%  2,377,901     824,106   3,202,007  10.52  10.22  10.44
              ------------------------------------------------------------------------------------------------------------

 Mid-Atlantic
--------------

Delaware
--------------
Brandywine
 Town Center
 2,3            614,289         -   614,289  99.33%     -  99.33%  8,467,744           -   8,467,744  13.88      -  13.88
Market Square
 Shopping
 Center 2        31,375    56,385    87,760 100.00% 91.49% 94.53%    365,712   1,169,641   1,535,353  11.66  22.67  18.51
              ------------------------------------------------------------------------------------------------------------
 Total - Mid-
   Atlantic     645,664    56,385   702,049  99.36% 91.49% 98.73%  8,833,456   1,169,641  10,003,097  13.77  22.67  14.43
              ------------------------------------------------------------------------------------------------------------

  New York
    Region
--------------

New York
--------------
Crossroads
 Shopping
 Center 4       191,363   119,556   310,919 100.00% 96.76% 98.75%  1,939,927   3,526,551   5,466,478  10.14  30.48  17.80
              ------------------------------------------------------------------------------------------------------------


Total - Joint
 Venture
 Properties   1,062,970   273,838 1,336,808  99.61% 90.53% 97.75%$13,151,284  $5,520,298 $18,671,582 $12.42 $22.27 $14.29
              ============================================================================================================

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

1 In January of 2003, the Acadia Strategic Opportunity Fund ("ASOF") acquired approximately 2 million additional square feet in two separate transactions. Approximately 1 million square feet relates to a portfolio of 25 supermarket triple-net leases which is not reflected above. See section
     III of this supplement for additonal detail on this portfolio.

2    The Company has a 22% interest in ASOF which owns the property.

3    Does not include approximately 240,000 square feet of new space in Phase
     II, which will be paid for by the JV on an "earnout basis" only if, and when it is leased.

4 The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.



    QUARTERLY SUPPLEMENTAL DISCLOSURE
              JUNE 30, 2003

                                                    ---------------------   ---------------------

                                                      Six months ended         Three months ended          Three months ended
           Leasing Production            Notes:        June 30, 2003           June 30, 2003           March 31, 2003 4


    New leases                              1
    Number of new leases commencing                                   22                       7                       15
    GLA                                                           71,141                  33,745                   37,396
    New base rent                                                 $13.10                   $8.82                   $16.97
    Previous base rent (and percentage rent)                      $11.13                   $7.07                   $14.79
    Percentage growth in base rent                                 17.8%                   24.8%                    14.7%
    Average cost per square foot                                   $3.63                   $4.20                    $3.12

    Renewal leases
    Number of renewal leases commencing                               18                      11                        7
    GLA                                                           57,982                  40,456                   17,526
    Renewal percentage                      2                        54%                     76%                      32%
    New base rent                                                 $17.26                  $17.01                   $17.83
    Expiring base rent (and percentage rent)                      $16.20                  $15.76                   $17.20
    Percentage growth in base rent                                  6.6%                    7.9%                     3.7%
    Average cost per square foot                                   $0.00                   $0.00                    $0.00

    Total new and renewal Leases
    Number of renewal leases commencing                               40                      18                       22
    GLA                                                          129,123                  74,201                   54,922
    New base rent                                                 $14.97                  $13.29                   $17.24
    Expiring base rent (and percentage rent)                      $13.40                  $11.81                   $15.56
    Percentage growth in base rent          3                      11.7%                   12.5%                    10.8%
    Average cost per square foot                                   $2.00                   $1.91                    $2.12

                                                    ---------------------   ---------------------



1 Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects.

2 1st Quarter 2003 renenwal percentage was adversely impacted by the closing of a small business which operated at three locations in the Company's portfolio totaling 25,000 square feet. Adjusting for this impac, the renewal percentage 1st Quarter was 78% and for the six months 77%.

3    Rent is presented on a cash basis. Rents have not been averaged over terms.
     Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is initially paid at commencement.

4    Restated from 1st Quarter 2003 Supplement






                   QUARTERLY SUPPLEMENTAL DISCLOSURE
                         JUNE 30, 2003


                     Top Tenants
                      - Ranked
                         by
                      Annualized
                      Base Rent
                     -----------
                      (Combined basis - Includes pro-rata share of GLA and rent for JV properties)

                                     Wholly-Owned      Acadia Strategic     Crossroads                          Percentage of Total
                                                        Opportunity Fund  Shopping Center
                                                                                                 Combined         Represented by
                                                  100%                22%              49%                         Retail Tenant
                                ---------------------------------------------------------------------------------------------------
                                                                                                                             Average
                  Number of                                                                                                   Gross
           Retail stores in   Total Annualized Total  Annualized  Total Annualized  Total Annualized Total Annual- Average Occupancy
                                        Base              Base             Base              Base            ized Base
Ranking    Tenant combined     GLA     Rent 1   GLA     Rent 1     GLA    Rent 1     GLA    Rent 1   Portfolio  Rent 2  Sales Cost 3
                  portfolio                                                                            GLA 2             (per sq.
                                                                                                                           ft.)
------------------------------------------------------------------------------------------------------------------------------------

  1 Shaw's            3   174,617  $2,310,685       -       $-      -        $-   174,617  $2,310,685  3.0%  4.7%  $474  *     2.6%
  2 Kmart             6   520,221   1,870,484                  49,355   277,463   569,576   2,147,947  9.9%  4.4%   195        3.2%
  3 T.J. Maxx         9   238,061   1,802,571   6,972   81,269      -         -   245,033   1,883,840  4.3%  3.8%   225  *     5.1%
  4 Wal-Mart          2   210,114   1,515,409       -        -      -         -   210,114   1,515,409  3.7%  3.1%   329  *     3.3%
    Price Chopper
  5  4                3   168,068   1,295,727       -        -      -         -   168,068   1,295,727  2.9%  2.6%     -          -
  6 Eckerd Drug 5     8    89,620   1,054,296       -        -      -         -    89,620   1,054,296  1.6%  2.2%   428  *     4.0%
    A&P/                                                                                                                 *
  7  Waldbaum's       2    64,665     730,000       -        - 18,722   246,960    83,387     976,960  1.4%  2.0%   362        5.5%
  8 Pathmark          1    47,773     955,460       -        -      -         -    47,773     955,460  0.8%  2.0%     -          -
    Restoration
  9  Hardware         1    12,293     929,600       -        -      -         -    12,293     929,600  0.2%  1.9%   242       33.0%
    Acme
 10  (Albertson's)    2    76,864     918,664       -        -      -         -    76,864     918,664  1.3%  1.9%   370        4.2%
    Redner's
 11  Supermarket      2   111,739     863,432       -        -      -         -   111,739     863,432  1.9%  1.8%   253        3.9%
 12 Safeway 6        13         -           - 103,834  831,909      -         -   103,834     831,909  1.8%  1.7%     -          -
 13 Kroger 7         12         -           - 122,388  829,065      -         -   122,388     829,065  2.1%  1.7%     -          -
 14 Macy's            1    73,349     610,745       -        -      -         -    73,349     610,745  1.3%  1.2%   208        6.0%
 15 Home Depot 8      1   190,090     602,126       -        -      -         -   190,090     602,126  3.3%  1.2%     -          -
                  --------------------------------------------------------------------------------------------------------------

           Total             66 1,977,474 $15,459,199 233,194 $1,742,243 68,077  $524,423 2,278,745 $17,725,865     39.6%     36.2%
                     ==============================================================================================================


1 Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after June 30, 2003.

2 Represents total GLA and annualized base rent for the Company's retail properties including its pro-rata share of joint venture properties.

3 Occupancy cost = Gross rents (base rent, percentage rent and expense reimbursements) divided by sales. * indicates not all locations are required to report sales. Amount is left blank if the tenant is not required to report sales at any of the locations.

4 The tenant is currently not operating the store at the Luzerne Street Shopping Center. They are obligated, and continue, to pay annual minimum rent of $177,650 until the lease expires in April 30, 2004.

5 Subsidiary of JC Penney. The store at the Berlin Shopping Center has ceased operating but continues to pay annual rent of $29,129 pursuant to the lease which expires November 30, 2004. The Route 6 Plaza location has been sublet to Advance Auto and expires 2011.

6 Safeway has sub-leased 7 of these locations to supermarket tenants, 1 location to a non-supermarket tenant and ceased operations at one other location. Safeway is obligated to pay rent through the full term of all these leases which expire in 2009.

7 Kroger has sub-leased 4 of these locations to supermarket tenants, 2 locations to a non-supermarket tenant and ceased operations at one other location. Kroger is obligated to pay rent through the full term of all these leases which expire in 2009.

8 Home Depot has acquired the former Ames lease ( 83,330 square feet) at the Plaza 422 and is in the process of expanding the store to 102,000 square feet. When complete (estimated 1st quarter 2004), they will pay base rent of approximatly $408,000. However, they are not obligated to pay rent during the construction period and, as such, the rent is not included in the above amounts.






        QUARTERLY SUPPLEMENTAL DISCLOSURE
                  JUNE 30, 2003

                  Anchor Detail
       -----------------------------------
               (excludes jont venture owned Kroger/Safeway
                Portfolio)
---------------------------------------------------------------------------------------------------
                                                                   Annual   Annual
              Property/Tenant Name          Square      Lease       Base     Base
                (Type of Center)            Footage  Expiration     Rent     Rent  Options/Required
                                                                              PSF       Notice
---------------------------------------------------------------------------------------------------
       THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS
        ANCHOR TENANTS

       (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties- Wholly Owned
------------------------------------------

New York Region
------------------------------------------

 New York
 -----------------------------------------
  Soundview Marketplace, Port Washington
       King Kullen                                                                 (7) 5 Year (12
                                              48,100  9/26/2007    $562,600 $11.70  Months)
       Clearview Cinema                                                            (4) 5 Year (12
                                              25,400  5/31/2010     596,250  23.47  Months)
                                          -----------           -------------------
                 Property total               73,500              1,158,850  15.77
                                          -----------           -------------------

  Smithtown Shopping Center, Smithtown
       Daffy's                                                                     (4) 5 Year (12
                                              16,125   1/7/2008     274,125  17.00  Months)
       Walgreen's                              9,067 12/31/2021     154,088  16.99               -
                                          -----------           -------------------
                 Property total               25,192                428,213  17.00
                                          -----------           -------------------

  The Branch Shopping Center, Smithtown
       Waldbaum's (A&P)                                                            (1) 10 Year &
                                              63,000 11/30/2013     837,240  13.29  (1) 5 Year
                                          -----------           -------------------
       Property Total:                        63,000                837,240  13.29
                                          -----------           -------------------

  New Loudon Center, Latham
       Club Pro                                                                    (1) 5 Year (12
                                              47,805  4/30/2006     260,537   5.45  Months)
       Marshall's                                                                  (1) 5 Year (12
                                              26,015  1/31/2004     104,060   4.00  Months)
       Price Chopper                                                               (4) 5 Year (12
                                              77,450  5/31/2015     760,577   9.82  Months)
                                          -----------           -------------------
                 Property total              151,270              1,125,174   7.44
                                          -----------           -------------------

  Pacesetter Park Shopping Center, Pomona
       Stop & Shop (Ahold subsidiary)         52,052  8/31/2020     323,985   6.22 (2) 10 Year
                                          -----------           -------------------
                 Property total               52,052                323,985   6.22
                                          -----------           -------------------

 New Jersey
 -----------------------------------------
  Elmwood Park Shopping Center, Elmwood Park
       Walgreen's                                                                  (8) 5 Year (12
                                              14,837  5/31/2022     435,000  29.32  Months)
       Pathmark                                                                    (7) 5 Year (12
                                              47,773 11/30/2017     955,460  20.00  Months)
                                          -----------           -------------------
                 Property total               62,610              1,390,460  22.21
                                          -----------           -------------------

  Marketplace of Absecon, Absecon
       Eckerd Drug                                                                 (4) 5 Year (6
                                              13,207  8/30/2020     329,310  24.93  Months)
       Acme Markets                                                                (8) 5 Year (12
                                              44,824  4/30/2015     598,264  13.35  Months)
                                          -----------           -------------------
                 Property total               58,031                927,574  15.98
                                          -----------           -------------------

  Berlin Shopping Center, Berlin
       Acme Markets                                                                (2) 5 Year (6
                                              32,040  4/30/2005     320,400  10.00  Months)
       Kmart                                                                       (4) 5 Year (6
                                              95,810 11/30/2004     299,000   3.12  Months)
                                          -----------           -------------------
                 Property total              127,850                619,400   4.84
                                          -----------           -------------------

  Ledgewood Mall, Ledgewood (Enclosed Mall)
       Circuit City                                                                (4) 5 Year (6
                                              33,294  1/31/2020     449,469  13.50  Months)
       Marshall's                                                                  (4) 5 Year (6
                                              27,228  1/31/2007     326,736  12.00  Months)
       The Sports Authority                                                        (6) 5 Year (15
                                              52,205  5/31/2007     225,000   4.31  Months)
       Macy's Department Store 1                                                   (4) 5 Year (6
                                              61,900  1/31/2005     553,500   8.94  Months)
       Wal*Mart                                                                    (6) 5 Year (6
                                             120,570  3/31/2019     888,601   7.37  Months)
                                          -----------           -------------------
                 Property total              295,197              2,443,306   8.28
                                          -----------           -------------------

             Total: New York Region          908,702              9,254,202  10.18
                                          -----------           -------------------



1 The tenant has additional expansion space bringing the total space to 74,815 s.f. with total rents of $618,075.



Retail Anchor Properties- Wholly Owned (continued)
-----------------------------------------------------

New England
------------------------------------------

 Connecticut
 -----------------------------------------
  Town Line Plaza, Rocky Hill
       Wal*Mart 1                             97,300          -          $-     $- REA Agreement
       GU Markets                                                                  (7) 5 Year (6
                                              64,665   3/8/2017     730,000  11.29  Months)
                                          -----------           -------------------
                 Property total              161,965                730,000  11.29
                                          -----------           -------------------

  239 Greenwich Ave., Greenwich
       Chico's Fashion                         4,541  1/31/2010     324,682  71.50 (2) 5 Years
       Restoration Hardware                                                        (2) 5 Years (6
                                              12,293  4/30/2015     929,600  75.62  Months)
                                          -----------           -------------------
                 Property total               16,834              1,254,282  74.51
                                          -----------           -------------------

 Massachusetts
 -----------------------------------------
  Methuen Shopping Center, Methuen
       Demoulas Super Markets                 30,460  1/31/2005     109,656   3.60 (2) 5 Year
       Wal*Mart                                                                    (8) 5 Year (6
                                              89,544 10/23/2011     626,808   7.00  Months)
                                          -----------           -------------------
                 Property total              120,004                736,464   6.14
                                          -----------           -------------------

  Crescent Plaza, Brockton
       Home Depot                                                                  (7) 5 Year (1
                                             106,760 10/31/2021     602,126   5.64  Year)
       Shaws Supermarkets                                                          (6) 5 Year (6
                                              50,225 12/31/2012     516,960  10.29  Months)
                                          -----------           -------------------
                 Property total              156,985              1,119,086   7.13
                                          -----------           -------------------

 Rhode Island
 -----------------------------------------
  Walnut Hill Plaza, Woonsocket
       Sears                                                                       (5) 5 Year (12
                                              60,700  8/31/2008     258,000   4.25  Months)
       Shaws Supermarkets                                                          (6) 5 Year (9
                                              52,392 12/31/2013     497,724   9.50  Months)
                                          -----------           -------------------
                 Property total              113,092                755,724   6.68
                                          -----------           -------------------

 Vermont
 -----------------------------------------
  Gateway Shopping Center
       Shaws Supermarkets                                                          (1) 10 Yr., (3)
                                                                                    5 Yr. & (1) 4
                                              72,000  3/31/2024   1,296,000  18.00  Yr.
                                          -----------           -------------------
                 Property total               72,000              1,296,000  18.00
                                          -----------           -------------------

               Total : New England           640,880              5,891,556  10.84
                                          -----------           -------------------
Midwest
-------

 Illinois
 -----------------------------------------
  Hobson West Plaza, Naperville
       Eagle Food Centers                                                          (5) 5 Year (6
                                              42,037 11/30/2007     170,000   4.04  Months)
                                          -----------           -------------------
                 Property total               42,037                170,000   4.04
                                          -----------           -------------------
 Indiana
 -----------------------------------------
  Merrillville Plaza, Merrillville
       JC Penney                                                                   (2) 5 Year (12
                                              50,000  1/31/2008     495,000   9.90  Months)
       OfficeMax                                                                   (4) 5 Year (6
                                              26,157  7/31/2008     202,717   7.75  Months)
       TJ Maxx                                                                     (2) 5 Year (6
                                              25,200  1/31/2004     182,700   7.25  Months)
                                          -----------           -------------------
                 Property total              101,357                880,417   8.69
                                          -----------           -------------------

 Michigan
 -----------------------------------------
  Bloomfield Town Square, Bloomfield Hills
       Home goods                             39,646  5/31/2010     307,257   7.75 (3) 5 Year
       Marshall's                                                                  (3) 5 Year (6
                                              28,324  9/30/2011     226,592   8.00  Months)
       TJ Maxx                                                                     (1) 5 Year (6
                                              36,000  1/31/2009     234,000   6.50  Months)
                                          -----------           -------------------
                 Property total              103,970                767,849   7.39
                                          -----------           -------------------

 Ohio
 ------
  Mad River Station, Dayton
       Babies 'R' Us                          33,147  2/28/2005     243,630   7.35 (3) 5 Year
       Office Depot                                                                (1) 5 Year (6
                                              25,038  8/31/2005     287,937  11.50  Months)
                                          -----------           -------------------
                 Property total               58,185                531,567   9.14
                                          -----------           -------------------

                 Total: Midwest              305,549              2,349,833   7.69
                                          -----------           -------------------

1 This space is contiguous to the Company's property and is not owned by the Company.



Retail Anchor Properties- Wholly Owned (continued)
-----------------------------------------------------

Mid-Atlantic
------------------------------------------

 Pennsylvania
 -----------------------------------------
  Abington Town Center, Abington
       TJ Maxx                                                                     (2) 5 Year (6
                                              27,000 11/30/2010    $256,500  $9.50  Months)
       Target 1                                                                    Condominium
                                             157,616          -           -      -  Agreement
                                          -----------           -------------------
                 Property total              184,616                256,500   9.50
                                          -----------           -------------------

  Blackman Plaza, Wilkes-Barre
       Kmart                                                                       (9) 5 Year (12
                                             104,956 10/31/2004     204,664   1.95  Months)
                                          -----------           -------------------
                 Property total              104,956                204,664   1.95
                                          -----------           -------------------

  Bradford Towne Centre, Towanda
       Kmart                                                                       (10) 5 Year (6
                                              94,841  3/31/2019     474,205   5.00  Months)
       P & C Foods (Penn Traffic)                                                  (2) 5 Year (6
                                              51,658  9/30/2014     413,264   8.00  Months)
                                          -----------           -------------------
                 Property total              146,499                887,469   6.06
                                          -----------           -------------------

  East End Center, Wilkes-Barre
       Price Chopper                                                               (4) 5 Year (6
                                              50,000  4/30/2008     357,500   7.15  Months)
                                          -----------           -------------------
                 Property total               50,000                357,500   7.15
                                          -----------

  Greenridge Plaza, Scranton
       Giant Food Stores (Ahold)                                                   (6) 5 Year
                                              62,090  4/30/2021     279,405   4.50  (Auto)
                                          -----------           -------------------
                 Property total               62,090                279,405   4.50
                                          -----------           -------------------

  Luzerne Street Shopping Center, Scranton
       Eckerd Drugs                                                                (3) 5 Year (6
                                              14,000  4/30/2004      94,500   6.75  Months)
       Price Chopper 2                                                             (4) 5 Year (12
                                              40,618  4/30/2004     177,650   4.37  Months)
                                          -----------           -------------------
                 Property total               54,618                272,150   4.98
                                          -----------           -------------------

  Mark Plaza, Edwardsville
       Kmart                                                                       (10) 5 Year (12
                                             104,956 10/31/2004     204,664   1.95  Months)
       Redner's Market                                                             (2) 5 Year (6
                                              52,639  5/31/2018     447,432   8.50  Months)
                                          -----------           -------------------
                 Property total              157,595                652,096   4.14
                                          -----------           -------------------

  Pittston Plaza, Pittston
       Eckerd Drugs                                                                (2) 5 Year (6
                                               8,468  6/30/2006      80,446   9.50  Months)
       Redner's Market                        59,100 12/31/2018     416,000   7.04 (2) 5 Year
                                          -----------           -------------------
                 Property total               67,568                496,446   7.35
                                          -----------           -------------------

  Plaza 422, Lebanon
       Giant Food Stores 2                    40,783 12/31/2003     132,030   3.24 (5) 5 Year
       Home Depot 3                           83,330                      -      -
                                          -----------           -------------------
                 Property total              124,113                132,030   1.06
                                          -----------           -------------------

  Route 6 Mall, Honesdale
       Kmart                                                                       (10) 5 Year
                                             119,658  4/30/2020     687,950   5.75  (Automatic)
                                          -----------           -------------------
                 Property total              119,658                687,950   5.75
                                          -----------           -------------------

              Total : Mid-Atlantic         1,071,713              4,226,210   5.09
                                          -----------           -------------------


Total: Retail Anchor Properties - Wholly
 Owned Properties                          2,926,844            $21,721,801  $8.39
                                          ===========           ===================


1 Target owns the portion of the main building (157,616 square feet) that their store is located in.

2 This tenant has ceased operations at this location, however continues to pay rent pursuant to the lease.

3 Home Depot has acquired the former Ames lease ( 83,330 square feet) at the Plaza 422 and is in the process of expanding the store to 102,000 square feet. When complete (estimated 1st quarter 2004), they will pay base rent of approximatly $408,000. However, they are not obligated to pay rent during the construction period and, as such, the rent is not included in the above amounts.



Joint Venture Properties
------------------------------------------

New York Region
------------------------------------------

 New York
 -----------------------------------------
  Crossroads Shopping Center, White Plains
       Kmart                                                                       (5) 5 Year (9
                                             100,725  1/31/2012    $566,250  $5.62  Months)
       Waldbaum's (A&P)                                                            (5) 5 Year (9
                                              38,208 12/31/2007     504,000  13.19  Months)
       B. Dalton                                                                   (2) 5 Year (18
                                              12,430  5/28/2012     345,927  27.83  Months)
       Pay Half                               15,000  1/31/2018     330,000  22.00               -
       Modell's                                                                    (2) 5 Year (12
                                              25,000  2/28/2009     193,750   7.75  Months)
                                          -----------           -------------------
                 Property total              191,363              1,939,927  10.14
                                          -----------           -------------------

            Total  : New York Region         191,363              1,939,927  10.14
                                          -----------           -------------------

Mid-Atlantic Region
------------------------------------------

 Delaware
 -----------------------------------------
  Brandywine Town Center
       Annie Sez                                                                   (3) 5 Year (9
                                              13,324  1/31/2007     266,500  20.00  Months)
       Kay-Bee Toys                                                                (2) 5 Year (9
                                              20,138  7/31/2012     382,622  19.00  Months)
       Michaels                                                                    (3) 5 Year (9
                                              24,876  2/28/2011     547,272  22.00  Months)
       Old Navy                                                                    (1) 5 Year (6
                                              24,631  4/30/2011     541,872  22.00  Months)
       Petsmart                                                                    (2) 5 Year
                                              23,963  6/30/2017     455,297  19.00  (Automatic)
       Thomasville Furniture                                                       (2) 5 Year (9
                                              18,893 11/30/2011     449,842  23.81  Months)
       Bed, Bath & Beyond                                                          (3) 5 Year (6
                                              50,977  1/31/2014     868,426  17.04  Months)
       Dick's Sporting Goods                                                       (3) 5 Year (6
                                              50,000  5/31/2013     725,156  14.50  Months)
       Lowe's Home Centers                                                         (6) 5 Year
                                             140,000  8/31/2018   1,750,000  12.50  (Automatic)
       Regal Cinemas                                                               (4) 5 Year (4
                                              65,641   6/1/2017     821,825  12.52  Months)
       Transunion Settlement                                                       (1) 5 Year (9
                                              39,714  3/31/2013     858,930  21.63  Months)
       Target                                                                      (5) 10 Year (12
                                             138,000  1/31/2018     800,000   5.80  Months)
                                          -----------           -------------------
                 Property total              610,157              8,467,742  13.88
                                          -----------           -------------------

  Market Square Shopping Center
       TJ Maxx                                                                     (2) 5 Year (9
                                              31,375  1/31/2006     365,714  11.66  Months)
                                          -----------           -------------------

          Total  : Mid-Atlantic Region       641,532              8,833,456  13.77
                                          -----------           -------------------

Midwest Region
------------------------------------------

 Ohio
 ------
  Amherst Marketplace
       Giant Eagle                                                                 (4) 5 Year (6
                                              66,237   9/3/2021     630,576   9.52  Months)
       CVS 1                                                                       (3) 5 Year (6
                                              10,500  3/31/2012     135,135  12.87  Months)
                                          -----------           -------------------
                 Property total               76,737                765,711   9.98
                                          -----------           -------------------

  Granville Centre
       Big Bear Supermarket (Penn Traffic)    55,096  1/28/2020     589,527  10.70 (6) 5 Year
       California Fitness                     34,951  1/31/2017     402,085  11.50 (2) 5 Year
                                          -----------           -------------------
                 Property total               90,047                991,612  11.01
                                          -----------           -------------------

  Sheffield Crossing
       Giant Eagle                                                                 (4) 5 Year (6
                                              59,159  5/31/2022     620,578  10.49  Months)
                                          -----------           -------------------
                 Property total               59,159                620,578  10.49
                                          -----------           -------------------


                 Total: Midwest              225,943              2,377,901  10.52
                                          -----------           -------------------

         Total: Joint Venture Properties   1,058,838            $13,151,284 $12.42
                                          ===========           ===================



1 This tenant has ceased operations at this location, however continues to pay rent pursuant to the lease.







   QUARTERLY SUPPLEMENTAL DISCLOSURE
                             JUNE 30, 2003

            Anchor Lease Expirations - Next 3 Years
   --------------------------------------------------


   ------------------------------------------------------------------------------------------------------------
                                           Gross Leased Area                    Annualized Base Rent
                                          -------------------        ------------------------------------------
                                                     Percent                    Percent         Average
                                            Square      of                         of             per
           Center             Anchor        footage    all anchors     Amount     all           Sq. Ft.
                                                                                 anchors
   ------------------------------------------------------------------------------------------------------------




                    2003
   Plaza 422             Giant Food Stores
                          1                   40,783    1.53%          $132,030    0.61%                 $3.24
                                          -------------------        ------------------------------------------

                    2004
   New Louden Center     Marshalls            26,015    0.97%           104,060    0.48%                  4.00
   Merrillville Plaza    T.J. Maxx            25,200    0.94%           182,700    0.84%                  7.25
   Luzerne Street        Eckerd Drug
    Shopping Center                           14,000    0.52%            94,500    0.44%                  6.75
   Luzerne Street        Price Chopper 1
    Shopping Center                           40,618    1.52%           177,650    0.82%                  4.37
   Blackman Plaza        K-Mart              104,956    3.93%           204,664    0.94%                  1.95
   Mark Plaza            K-Mart              104,956    3.93%           204,664    0.94%                  1.95
   Berlin Shopping CenterK-Mart               95,810    3.59%           299,000    1.38%                  3.12
                                          -------------------        ------------------------------------------

         Total 2004                          411,555   15.40%         1,267,238    5.83%                  3.08
                                          -------------------        ------------------------------------------


                    2005
   Methuen Shopping      Demoulas
    Center                Supermarket         30,460    1.14%           109,656    0.50%                  3.60
   Ledgewood Mall        Macy's 2             61,900    2.32%           553,500    2.55%                  8.94
   Mad River Shopping    Babies 'R' Us
    Center                                    33,147    1.24%           243,630    1.12%                  7.35
   Berlin Shopping CenterAcme Markets         32,040    1.20%           320,400    1.48%                 10.00
   Mad River Shopping    Office Depot
    Center                                    25,038    0.94%           287,937    1.33%                 11.50
                                          -------------------        ------------------------------------------

         Total 2005                          182,585    6.83%         1,515,123    6.98%                  8.30
                                          -------------------        ------------------------------------------

    Total - Next 3 Years                    $634,923   23.76%        $2,914,391   13.42%                 $4.59
                                          ===================        ==========================================


1 This tenant has ceased operations at this location, however continues to pay rent pursuant to the lease.

2 The tenant has additional expansion space bringing the total space to 74,815 s.f. with total rents of $618,075.





        QUARTERLY SUPPLEMENTAL DISCLOSURE
                   JUNE 30, 2003

                                   Lease
                                    Expirations
        -----------------------------------------


                         ----------------------------------------------------------------------
                                       Gross Leased Area          Annualized Base Rent
                                     ---------------------        ---------------------
                          Number of               Percent                      Percent Average
                            Leases      Square      of                           of      per
                           Expiring    Footage     Total             Amount     Total  Sq. Ft.
                         ----------------------------------------------------------------------

Wholly-Owned Propeties
   Anchor Tenant Expirations
                    2003           1      40,783     1.53%            132,030     0.61%   3.24
                    2004           7     411,555    15.40%          1,267,238     5.83%   3.08
                    2005           5     182,585     6.83%          1,515,123     6.98%   8.30
                    2006           3     139,603     5.22%            340,983     1.57%   2.44
                    2007           4     169,570     6.35%          1,284,336     5.91%   7.57
                    2008           5     202,982     7.60%          1,587,342     7.31%   7.82
                    2009           1      36,000     1.35%            234,000     1.08%   6.50
                    2010           4      96,587     3.61%          1,484,688     6.84%  15.37
                    2011           2     117,868     4.41%            853,400     3.93%   7.24
                    2012           1      50,225     1.88%            516,960     2.38%  10.29
                    2013           2     115,392     4.32%          1,334,964     6.15%  11.57
                    2014           1      51,658     1.93%            413,264     1.90%   8.00
                    2015           3     134,567     5.04%          2,288,441    10.53%  17.01
                    2017           2     112,438     4.21%          1,685,460     7.76%  14.99
                    2018           2     111,739     4.18%            863,432     3.97%   7.73
                    2019           2     215,411     8.06%          1,362,806     6.27%   6.33
                    2020           4     218,211     8.17%          1,790,715     8.24%   8.21
                    2021           3     177,917     6.66%          1,035,619     4.77%   5.82
                    2022           1      14,837     0.56%            435,000     2.00%  29.32
                    2024           1      72,000     2.69%          1,296,000     5.97%  18.00

                         ---------------------------------        -----------------------------
      Total Occupied              54   2,671,928   100.00%        $21,721,801   100.00%  $8.39

      -------------------------------------------

      Anchor GLA Owned by Tenants        254,916
      Total Vacant                       333,334
                                     ------------

      Total Square Feet                3,260,178
                                     ============

      -------------------------------------------





Wholly-Owned Propeties
   Shop Tenant
    Expirations
         Month to Month           15      45,403     2.86%           $377,664     1.89%  $8.32
                    2003          21      39,400     2.49%            627,433     3.14%  15.92
                    2004          58     234,761    14.82%          2,797,887    14.00%  11.92
                    2005          50     253,773    16.02%          2,898,494    14.50%  11.42
                    2006          48     179,505    11.33%          2,191,873    10.97%  12.21
                    2007          50     204,214    12.89%          2,828,763    14.15%  13.85
                    2008          43     204,400    12.90%          2,789,380    13.96%  13.65
                    2009          26     128,724     8.13%          1,637,799     8.20%  12.72
                    2010          15     115,134     7.27%            929,740     4.65%   8.08
                    2011          16      77,149     4.87%          1,255,299     6.28%  16.27
                    2012           7      22,549     1.42%            467,933     2.34%  20.75
                    2013           7      16,891     1.07%            357,167     1.79%  21.15
                    2014           2      26,472     1.67%            167,024     0.84%   6.31
                    2015           2      15,616     0.99%            290,532     1.45%  18.60
                    2020           2      17,945     1.13%            326,120     1.63%  18.17
                    2022           1       2,205     0.14%             41,895     0.21%  19.00

                         ---------------------------------        -----------------------------
      Total Occupied             363   1,584,141   100.00%        $19,985,003   100.00% $12.62

      -------------------------------------------

      Total Vacant                       302,467
                                     ------------

      Total Square Feet                1,886,608
                                     ============




Wholly-Owned Propeties
   Total Tenant
    Expirations
         Month to Month           15      45,403     1.07%           $377,664     0.91%  $8.32
                    2003          22      80,183     1.88%            759,463     1.82%   9.47
                    2004          65     646,316    15.19%          4,065,125     9.75%   6.29
                    2005          55     436,358    10.25%          4,413,617    10.58%  10.11
                    2006          51     319,108     7.50%          2,532,856     6.07%   7.94
                    2007          54     373,784     8.78%          4,113,099     9.86%  11.00
                    2008          48     407,382     9.57%          4,376,722    10.49%  10.74
                    2009          27     164,724     3.87%          1,871,799     4.49%  11.36
                    2010          19     211,721     4.97%          2,414,428     5.79%  11.40
                    2011          18     195,017     4.58%          2,108,699     5.06%  10.81
                    2012           8      72,774     1.71%            984,893     2.36%  13.53
                    2013           9     132,283     3.11%          1,692,131     4.06%  12.79
                    2014           3      78,130     1.84%            580,288     1.39%   7.43
                    2015           5     150,183     3.53%          2,578,973     6.18%  17.17
                    2017           2     112,438     2.64%          1,685,460     4.04%  14.99
                    2018           2     111,739     2.63%            863,432     2.07%   7.73
                    2019           2     215,411     5.06%          1,362,806     3.27%   6.33
                    2020           6     236,156     5.55%          2,116,835     5.08%   8.96
                    2021           3     177,917     4.18%          1,035,619     2.48%   5.82
                    2022           2      17,042     0.40%            476,895     1.14%  27.98
                    2024           1      72,000     1.69%          1,296,000     3.11%  18.00
                         ---------------------------------        -----------------------------
      Total Occupied             417   4,256,069   100.00%         41,706,804   100.00%  10.00

      -------------------------------------------

      Anchor GLA Owned by Tenants        254,916
      Total Vacant                       635,801
                                     ------------

      Total Square Feet                5,146,786
                                     ============




Joint Venture Properties         (excludes jont venture owned Kroger/Safeway Portfolio)
   Anchor Tenant Expirations
                    2006           1      31,375     2.96%            365,712     2.78%  11.66
                    2007           2      51,532     4.87%            770,500     5.86%  14.95
                    2009           1      25,000     2.36%            193,750     1.47%   7.75
                    2011           3      68,400     6.46%          1,538,986    11.70%  22.50
                    2012           4     143,793    13.58%          1,429,935    10.87%   9.94
                    2013           2      89,714     8.47%          1,584,086    12.05%  17.66
                    2014           1      50,977     4.81%            868,426     6.60%  17.04
                    2017           3     124,555    11.76%          1,679,208    12.77%  13.48
                    2018           3     293,000    27.68%          2,880,000    21.91%   9.83
                    2020           1      55,096     5.20%            589,527     4.48%  10.70
                    2021           1      66,237     6.26%            630,576     4.79%   9.52
                    2022           1      59,159     5.59%            620,578     4.72%  10.49

                         ---------------------------------        -----------------------------
      Total Occupied              23   1,058,838   100.00%        $13,151,284   100.00% $12.42

      -------------------------------------------

      Total Vacant                         4,132
                                     ------------

      Total Square Feet                1,062,970
                                     ============






Joint Venture Properties
   Shop Tenant
    Expirations
         Month to Month            2       9,165     3.70%           $226,518     4.10% $24.72
                    2003           5      21,273     8.58%            387,359     7.02%  18.21
                    2004          11      55,238    22.27%          1,461,386    26.48%  26.46
                    2005           7      20,555     8.29%            508,425     9.21%  24.73
                    2006           8      20,444     8.25%            391,258     7.09%  19.14
                    2007          10      26,369    10.64%            687,286    12.45%  26.06
                    2008          10      32,140    12.96%            727,038    13.17%  22.62
                    2009           3       5,362     2.16%            172,102     3.12%  32.10
                    2011           2       4,265     1.72%             97,787     1.77%  22.93
                    2012           3      15,750     6.35%            322,073     5.83%  20.45
                    2013           3      20,795     8.39%            259,662     4.70%  12.49
                    2018           1       6,957     2.81%             50,004     0.91%   7.19
                    2019           1       3,141     1.27%             42,000     0.76%  13.37
                    2022           1       6,462     2.61%            187,400     3.39%  29.00

                         ---------------------------------        -----------------------------
      Total Occupied              67     247,916   100.00%         $5,520,298   100.00% $22.27

      -------------------------------------------

      Total Vacant                        25,922
                                     ------------

      Total Square Feet                  273,838
                                     ============



Joint Venture Properties
   Total Tenant
    Expirations
         Month to Month            2       9,165     0.70%           $226,518     1.21% $24.72
                    2003           5      21,273     1.63%            387,359     2.07%  18.21
                    2004          11      55,238     4.23%          1,461,386     7.83%  26.46
                    2005           7      20,555     1.57%            508,425     2.72%  24.73
                    2006           9      51,819     3.97%            756,970     4.05%  14.61
                    2007          12      77,901     5.96%          1,457,786     7.81%  18.71
                    2008          10      32,140     2.46%            727,038     3.89%  22.62
                    2009           4      30,362     2.32%            365,852     1.96%  12.05
                    2011           5      72,665     5.56%          1,636,773     8.77%  22.52
                    2012           7     159,543    12.21%          1,752,008     9.38%  10.98
                    2013           5     110,509     8.46%          1,843,748     9.87%  16.68
                    2014           1      50,977     3.90%            868,426     4.65%  17.04
                    2017           3     124,555     9.53%          1,679,208     8.99%  13.48
                    2018           4     299,957    22.95%          2,930,004    15.71%   9.77
                    2019           1       3,141     0.24%             42,000     0.22%  13.37
                    2020           1      55,096     4.22%            589,527     3.16%  10.70
                    2021           1      66,237     5.07%            630,576     3.38%   9.52
                    2022           2      65,621     5.02%            807,978     4.33%  12.31
                         ---------------------------------        -----------------------------
      Total Occupied              90   1,306,754   100.00%         18,671,582   100.00%  14.29

      -------------------------------------------

      Total Vacant                        30,054
                                     ------------

      Total Square Feet                1,336,808
                                     ============



QUARTERLY SUPPLEMENTAL DISCLOSURE
JUNE 30, 2003

                   Property
                    Demographics
--------------------------------

----------------------------------------------------------------- -----------------------------------
                                                                        3-Mile Radius
                                                                  -----------------------------------
                                      Trade    Total                              #
                                      Area     Base      Total     Total  HouseholdsMedian   Avg. HH
                                                                                       HH
Property /  City                State(Miles)   Rent       GLA       Pop.    ("HH")   Income   Income
 JV
 Ownership %
----------------------------------------------------------------- ------------------------------------
Brandywine  Wilmington          DE
 Town Center
 & Mkt
 Sq./22.22%                               3 10,003,097   702,049   40,591    15,566 $70,145  $87,971
Elmwood ParkElmwood Park        NJ
 Shopping
 Ctr.                                     3  3,127,059   149,038  252,916    84,197 $44,191  $61,068
Abington    Abington            PA
 Towne
 Center                                   3    779,745   216,365   90,807    35,613 $55,130  $74,846
Granville   Columbus            OH
 Center /
 22.22%                                   3  1,299,290   131,269  112,286    49,559 $45,721  $56,925
Hobson West Naperville          IL
 Plaza                                    3  1,128,453    99,038   95,042    32,948 $82,298 $103,749
Methuen     Methuen             MA
 Shopping
 Ctr.                                     5    828,772   130,238   82,654    30,553 $37,421  $52,017
Crossroads  White Plains        NY
 Shopping
 Ctr. / 49%                               3  5,466,478   310,919  102,957    39,813 $59,646  $86,839
The Branch  Smithtown           NY
 Plaza                                    3  2,013,829   125,640   66,533    22,196 $80,908  $97,724
Village     Smithtown           NY
 Commons
 Shopping
 Ctr.                                     3  1,975,730    87,227   66,271    22,034 $82,794 $100,446
Bloomfield  Bloomfield Hills    MI
 Town Square                              5  1,721,770   216,489   61,631    24,011 $49,857  $83,461
Crescent    Brockton            MA
 Plaza                                    3  1,660,527   218,277   98,955    34,754 $39,202  $52,875
239         Greenwich           CT
 Greenwich
 Avenue                                   5  1,254,282    16,834   66,991    25,410 $70,619 $113,557
Soundview   Port Washington     NY
 Marketplace                              3  2,609,713   182,660   42,480    15,035 $88,897 $123,512
Town Line   Rocky Hill          CT
 Plaza                                    3  1,343,848   206,178   43,708    18,392 $60,038  $75,504
New Loudon  Latham              NY
 Center                                   5  1,550,544   253,003   44,153    17,525 $44,595  $58,526
Pacesetter  Pomona              NY
 Park
 Shopping
 Ctr.                                     3    866,889    96,252   39,938    13,037 $71,075  $92,040
Mad River   Dayton              OH
 Station                                  5  1,551,857   154,474   58,108    25,182 $50,359  $62,777
Greenridge  Scranton            PA
 Plaza                                    3    641,089   198,393   88,733    36,946 $30,723  $38,790
Mark Plaza  Edwardsville        PA        5    946,877   214,036   90,532    38,714 $28,086  $38,397
Luzerne     Scranton            PA
 Street
 Shopping
 Ctr.                                     3    272,150    57,988   89,062    36,973 $30,970  $39,323
East End    Wilkes-Barre        PA
 Center                                   5  1,215,320   308,283   52,381    21,864 $28,656  $39,768
Blackman    Wilkes-Barre        PA
 Plaza                                    5    261,504   121,341   62,458    26,393 $27,479  $37,619
Sheffield   Sheffield           OH
 Crossing /
 22.22%                                   3  1,103,610   112,634   32,599    12,608 $41,912  $50,765
Amherst     Amherst             OH
 Marketplace
 / 22.22%                                 3    799,107    79,937   54,629    21,303 $40,830  $48,704
Walnut Hill Woonsocket          RI
 Plaza                                    5  2,139,128   284,464   59,068    24,020 $32,605  $44,830
Ledgewood   Ledgewood           NJ
 Mall                                     5  4,197,748   513,704   39,321    14,812 $72,358  $90,603
Berlin      Berlin              NJ
 Shopping
 Ctr.                                     3    800,374   188,717   29,619    10,417 $55,284  $65,695
MerrillvilleHobart              IN
 Plaza                                    5  2,554,212   235,591   21,008     8,295 $56,061  $65,230
The Gateway So. Burlington      VT
 Shopping
 Ctr.                                     3  1,511,686   100,574   45,990    19,115 $35,139  $54,003
Marketplace Absecon             NJ
 of Absecon                               3  1,479,421   105,251   30,343    10,516 $44,240  $53,982
Pittston    Pittston            PA
 Plaza                                    3    599,728    79,494   40,766    17,194 $28,200  $37,109
Plaza 422   Lebanon             PA        3    195,480   154,791   44,886    18,014 $31,027  $39,952
Route 6     Honesdale           PA
 Plaza                                    5  1,061,248   175,507    8,434     3,520 $33,818  $42,503
Bradford    Towanda             PA
 Towne
 Centre                                  10  1,417,821   256,939    5,417     2,256 $33,937  $41,666
----------------------------------------------------------------- -----------------------------------
                                            60,378,386 6,483,594
                                            --------------------- -----------------------------------
                                                                   59,546    22,968 $51,177  $66,743
                                                                  -----------------------------------

                                                                  -----------------------------------
                                                                   67,956    25,123 $55,417  $73,064
                                                                  -----------------------------------




QUARTERLY SUPPLEMENTAL DISCLOSURE
  JUNE 30, 2003

                   Property
                    Demographics
--------------------------------

---------------------------------------------------------- -------------------------------
                            5-Mile Radius                          10-Mile Radius
            ---------------------------------------------- -------------------------------

                    Total                Median   Avg. HH   Total         Median
                                       #    HH                          #    HH
Property /          Pop.            HH    Income   Income    Pop.    HH    Income
 JV
 Ownership %
------------------------------------------------------------------------------------------
Brandywine
 Town Center
 & Mkt
 Sq./22.22%              115,509  46,245 $63,181  $59,045        -      -      $-
Elmwood Park
 Shopping
 Ctr.                    604,387 209,582 $49,412  $67,557        -      -       -
Abington
 Towne
 Center                  316,194 123,852 $49,479  $67,255        -      -       -
Granville
 Center /
 22.22%                  265,455 113,546 $46,746  $59,386        -      -       -
Hobson West
 Plaza                   219,460  77,196 $77,091  $96,876        -      -       -
Methuen
 Shopping
 Ctr.                    200,868  74,426 $40,606  $55,989        -      -       -
Crossroads
 Shopping
 Ctr. / 49%              199,222  73,477 $67,992 $102,645        -      -       -
The Branch
 Plaza                   195,670  63,278 $74,644  $88,242        -      -       -
Village
 Commons
 Shopping
 Ctr.                    183,612  59,340 $76,842  $91,507        -      -       -
Bloomfield
 Town Square             165,071  62,680 $56,286  $89,068        -      -       -
Crescent
 Plaza                   164,499  58,369 $43,599  $56,535        -      -       -
239
 Greenwich
 Avenue                  140,966  51,265 $65,356 $108,235        -      -       -
Soundview
 Marketplace             137,254  49,982 $82,830 $115,646        -      -       -
Town Line
 Plaza                   148,879  59,310 $49,080  $68,253        -      -       -
New Loudon
 Center                  146,563  59,410 $41,551  $54,174        -      -       -
Pacesetter
 Park
 Shopping
 Ctr.                    134,683  40,424 $64,652  $84,328        -      -       -
Mad River
 Station                 133,120  55,823 $50,541  $63,278        -      -       -
Greenridge
 Plaza                   128,607  52,993 $32,446  $41,441        -      -       -
Mark Plaza               124,503  52,875 $28,794  $39,583        -      -       -
Luzerne
 Street
 Shopping
 Ctr.                    119,331  49,490 $31,439  $39,606        -      -       -
East End
 Center                  118,978  50,532 $28,517  $39,139        -      -       -
Blackman
 Plaza                   118,011  50,151 $28,229  $38,259        -      -       -
Sheffield
 Crossing /
 22.22%                  117,103  44,793 $41,567  $50,186        -      -       -
Amherst
 Marketplace
 / 22.22%                 99,027  38,334 $37,223  $45,538        -      -       -
Walnut Hill
 Plaza                    93,988  36,923 $40,811  $54,959        -      -       -
Ledgewood
 Mall                     92,079  33,550 $71,399  $89,911  263,597 94,154 $76,368
Berlin
 Shopping
 Ctr.                     90,611  32,636 $54,209  $65,720        -      -       -
Merrillville
 Plaza                    84,295  31,487 $48,370  $54,246  209,428 86,555 $29,751
The Gateway
 Shopping
 Ctr.                     69,036  27,944 $37,547  $55,060        -      -       -
Marketplace
 of Absecon               68,091  23,902 $42,882  $54,526        -      -       -
Pittston
 Plaza                    72,123  30,327 $29,150  $38,323        -      -       -
Plaza 422                 61,225  24,051 $33,664  $42,971        -      -       -
Route 6
 Plaza                    12,078   4,944 $35,972  $44,544        -      -       -
Bradford
 Towne
 Centre                    8,567   3,463 $34,547  $42,463   17,148  6,584 $34,707
---------------------------------------------------------- -------------------------------

            ---------------------------------------------- -------------------------------
                         138,979  53,026 $50,361  $63,803  187,984 70,014 $54,815
            ---------------------------------------------- -------------------------------

            ---------------------------------------------- -------------------------------
                         161,302  59,124 $54,630  $71,318  203,892 76,581 $54,564
            ---------------------------------------------- -------------------------------




QUARTERLY SUPPLEMENTAL DISCLOSURE
  JUNE 30, 2003

                   Property
                    Demographics
--------------------------------

--------------------------------- ------------------------------------------------------      -------------------------------
               10-Mile Radius                                                                           GLA * 3 mile radius
            ---------------------                                                             -------------------------------
                                                                  Average  Total   Total
                                                                     HH
                                                                                              -------------------------------
                         Avg. HH                          Average Income PopulationPopulation      Total
                                                           HH
Property /          Income          County        MSA     Income   MSA      MSA    (MSA) Rank       Pop.
 JV                                                        (MSA)    Rank   (OOO's)
 Ownership %
--------------------------------------------------------------------------------------------- -------------------------------
Brandywine                        Bergen     Wilmington-
 Town Center                                  Newark, DE
 & Mkt
 Sq./22.22%                   $-                          $56,144     39     591.6   93        28,496,870,959
Elmwood Park                      Bergen     Bergen-
 Shopping                                     Passaic, NJ
 Ctr.                          -                          $65,835     12   1,380.2   49        37,694,094,808
Abington                          Bucks      Philadelphia,
 Towne                                        PA
 Center                        -                          $59,999     24   5,114.3    4        19,647,456,555
Granville                         Franklin   Columbus, OH
 Center /
 22.22%                        -                          $52,656     58   1,554.7   40        14,739,670,934
Hobson West                       DuPage     Chicago, IL
 Plaza                         -                          $61,428     18   8,337.3    3         9,412,769,596
Methuen                           Essex      Boston, MA-NH
 Shopping
 Ctr.                          -                          $64,057     14   4,018.1    9        10,764,691,652
Crossroads                        WestchesterNew York, NY
 Shopping
 Ctr. / 49%                    -                          $56,293     44   9,371.7    2        32,011,287,483
The Branch                        Suffolk    Nassau-
 Plaza                         -              Suffolk, NY $69,576      5   2,764.8   16         8,359,206,120
Village                           Suffolk    Nassau-
 Commons                                      Suffolk, NY
 Shopping
 Ctr.                          -                          $69,576      5   2,764.8   16         5,780,620,517
Bloomfield                        Oakland    Detroit, MI
 Town Square                   -                          $52,017     64   4,454.7    6        13,342,433,559
Crescent                          Plymouth   Boston, MA-NH
 Plaza                         -                          $64,057     14   4,018.1    9        21,599,600,535
239                               Fairfield  New Haven-
 Greenwich                                    Meriden, CT
 Avenue                        -                          $56,725     36     825.5   71         1,127,726,494
Soundview                         Nassau     Nassau-
 Marketplace                   -              Suffolk, NY $69,576      5   2,764.8   16         7,759,396,800
Town Line                         Hartford   Hartford, CT
 Plaza                         -                          $60,824     20   1,150.5   53         9,011,628,024
New Loudon                        Albany     Albany-
 Center                                       Schenectady-
                               -              Troy, NY    $46,217    144     876.7   69        11,170,841,459
Pacesetter                        Rockland   New York, NY
 Park
 Shopping
 Ctr.                          -                          $56,293     44   9,371.7    2         3,844,112,376
Mad River                         Montgomery Dayton-
 Station                                      Springfield,
                               -              OH          $48,767     95     950.5   64         8,976,175,192
Greenridge                        Lackawanna Scranton-
 Plaza                                        Wilkes
                                              Barre-
                               -              Hazelton, PA$41,544    223     623.8   86        17,604,006,069
Mark Plaza                        Luzerne    Scranton-
                                              Wilkes
                                              Barre-
                               -              Hazelton, PA$41,544    223     623.8   86        19,377,107,152
Luzerne                           Lackawanna Scranton-
 Street                                       Wilkes
 Shopping                                     Barre-
 Ctr.                          -              Hazelton, PA$41,544    223     623.8   86         5,164,527,256
East End                          Luzerne    Scranton-
 Center                                       Wilkes
                                              Barre-
                               -              Hazelton, PA$41,544    223     623.8   86        16,148,171,823
Blackman                          Luzerne    Scranton-
 Plaza                                        Wilkes
                                              Barre-
                               -              Hazelton, PA$41,544    223     623.8   86         7,578,716,178
Sheffield                         Lorain     Cleveland-
 Crossing /                                   Lorain-
 22.22%                        -              Elyria      $48,822     93   2,254.5   24         3,671,755,766
Amherst                           Lorain     Cleveland-
 Marketplace                                  Lorain-
 / 22.22%                      -              Elyria      $48,822     93   2,254.5   24         4,366,878,373
Walnut Hill                       Providence Providence-
 Plaza                                        Fall River,
                               -              RI          $47,124    129     988.4   63        16,802,719,552
Ledgewood                         Morris     Newark, NJ
 Mall                    $97,665                          $66,660      9   2,041.8   26        20,199,354,984
Berlin                            Burlington Philadelphia,
 Shopping                                     PA, NJ
 Ctr.                          -                          $59,999     24   5,114.3    4         5,589,608,823
Merrillville                      Lake       Gary, IN
 Plaza                   $41,041                          $45,397    158     633.3   84         4,949,295,728
The Gateway                       Chittenden Burlington,
 Shopping                                     VT
 Ctr.                          -                          $50,683     77     200.5  208         4,625,398,260
Marketplace                       Atlantic   Atlantic
 of Absecon                                   City-Cape
                               -              May, NJ     $44,744    169     357.6  145         3,193,631,093
Pittston                          Luzerne    Scranton-
 Plaza                                        Wilkes
                                              Barre-
                               -              Hazelton, PA$41,544    223     623.8   86         3,240,652,404
Plaza 422                         Lebanon    Harrisburg-
                                              Lebanon-
                               -              Carlisle, PA$52,510     59     692.5   85         6,947,948,826
Route 6                           Wayne
 Plaza                         -                      N/A       -      -         -    -         1,480,226,038
Bradford                          Bradford
 Towne
 Centre                  $42,850                      N/A       -      -         -    -         1,391,838,563
--------------------------------- ------------------------------------------------------      ----------------
                                                                                              386,070,419,951
            ---------------------                                                             ----------------
                         $70,411
            ---------------------

            ---------------------
                         $70,449
            ---------------------

           QUARTERLY SUPPLEMENTAL DISCLOSURE
                     JUNE 30, 2003


            Properties Under Redevelopment

Gateway Shopping Center

The Company's redevelopment program focuses on selecting well-located neighborhood and community shopping centers and creating significant value through retenanting and property redevelopment. At the beginning of 2003, the Company had one ongoing redevelopment project at the Gateway Shopping Center as follows:

The redevelopment of the Gateway Shopping Center, a partially enclosed mall located in South Burlington, Vermont, includes the demolition of 90% of the property and the construction of a new anchor supermarket. Following the bankruptcy of the former anchor Grand Union, the lease was assigned to and assumed by Shaw's supermarket. Construction of a new 72,000 square foot Shaw's supermarket has been completed and Shaw's opened for business during the second quarter 2003. This replaced the undersized 32,000 square foot Grand Union supermarket which formerly anchored the center. Total costs to date for this project (including the original acquisition of the property in 1999) were $16.5 million. The Company expects remaining redevelopment costs of approximately $1.4 million to complete this project, primarily for an additional 15,000 of small-shop space, which it anticipates leasing in the second half of 2003 and first half of 2004.




QUARTERLY SUPPLEMENTAL DISCLOSURE
                   June 30, 2003

             Residential (Multi-family) Properties
----------------------------------------------------------------                         ---------

                                                                                            %        %
                                                                                          Occupied Occupied
                            Property                            Location  Square   Units June 30, March 31,     Occupied
                                                                            Feet            2003     2003
-----------------------------------------------------------------------------------------------------------     --------

                          Mid-Atlantic

                         North Carolina
----------------------------------------------------------------
                       Village Apartments                        Winston
                                                                   Salem   578,606   600       86%      84%         516

                            Mid-West

                            Missouri
----------------------------------------------------------------
           Gate House, Holiday House, Tiger Village,             Columbia  628,891   874       92%      95%         805
                                                                         ----------------------------------
                      Colony Apartments 1


                             Totals                                      1,207,497 1,474       90%      91%       1,321
                                                                         ==================================




1 As this property has tenants associated with the University of Missouri, occupancy trends are correlated to semester sessions
